PHL Variable
Insurance Company, In Rehabilitation
(a wholly owned subsidiary of
PHL Delaware, LLC)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2025, 2024 and 2023

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Table of Contents

i

Independent Auditors’ Report

The Rehabilitator and Special Deputy Rehabilitator
PHL Variable Insurance Company, In Rehabilitation:

Opinions

We have audited the financial statements of PHL Variable Insurance Company, In Rehabilitation (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024, and the related statements of income (loss), and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Substantial Doubt About the Entity’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company entered rehabilitation proceedings in the Connecticut Superior Court on May 20, 2024, in response to the Company's hazardous financial condition. As discussed in Note 2, the Company has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding this matter are also described in Note 2, including that the ability of the Company to continue as a going concern is dependent on the court-ordered moratorium issued in the rehabilitation proceedings. As described in Note 1, any plan for resolution of the Company’s liabilities must include a liquidation order. The timing of a liquidation order is uncertain. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Boston, Massachusetts
April 14, 2026

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2025	2024
Admitted assets:
Bonds	$641,315	$653,176
Preferred stock	822	1,086
Common stock	639	1,692
Contract loans	73,883	74,874
Mortgage loans	22,795	23,771
Cash, cash equivalents and short-term investments	475,635	121,121
Derivatives	366	948
Receivables for securities	3,752	6,512
Other invested assets	61,193	111,669
Total cash and invested assets	1,280,400	994,849
Deferred and uncollected premium	5,059	5,420
Due and accrued investment income	3,388	3,211
Receivable from affiliates	3,849	13,599
Reinsurance amounts receivable	54,672	62,492
Other assets	90,117	132,747
Separate account assets	2,172,730	2,436,013
Total admitted assets	$3,610,215	$3,648,331

Liabilities:
Reserves for future policy benefits	$2,677,470	$2,540,373
Payable to affiliates	1,617	7,880
Funds held under coinsurance	1,095,397	806,306
Reinsurance payables	31,308	36,786
Net transfers due to (from) separate accounts	26,169	50,815
Other liabilities	20,329	28,260
Asset valuation reserve (“AVR”)	4,547	9,081
Separate account liabilities	2,172,730	2,436,013
Total liabilities	6,029,567	5,915,514

Capital and surplus:
Common stock, $5,000 par value (1,000 shares authorized; 500 shares issued and outstanding)	2,500	2,500
Paid-in surplus	283,333	283,333
Surplus notes	55,000	55,000
Unassigned surplus	(2,760,185)	(2,608,016)
Total capital and surplus	(2,419,352)	(2,267,183)
Total liabilities, capital and surplus	$3,610,215	$3,648,331

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Statements of Income (Loss) and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2025	2024	2023
Income:
Net investment income and amortization of IMR	$34,325	$32,923	$45,175
Separate account net gain (loss) from operations	6,565	(100,797)	53,249
Commissions and expense allowances on reinsurance ceded	22,925	26,435	31,874
Reserve adjustments on reinsurance ceded	(158,429)	(147,014)	(235,287)
Fees associated with separate account and other miscellaneous income	49,069	55,130	59,095
Total income	(45,545)	(133,323)	(45,894)

Current and future benefits:
Net transfers (from) to separate accounts, net of reinsurance	(285,126)	(485,090)	(352,390)
Change in reserves for future policy benefits	136,996	2,093,888	193,669
Total current and future benefits	(148,130)	1,608,798	(158,721)

Operating and other expenses:
Commissions	3,098	3,924	5,115
Other operating expenses	40,556	19,188	21,772
Reserve adjustments on MODCO assumed and MODCO consideration	(94,366)	(48,674)	(92,197)
Other amounts ceded	274,978	307,040	339,752
Premium, payroll and miscellaneous taxes	4,068	5,536	7,090
Total operating and other expenses	228,334	287,014	281,532
Net gain (loss) from operations before federal income taxes	(125,749)	(2,029,135)	(168,705)
Federal and foreign income tax expense (benefit)	—	(14,517)	(6,435)
Net income (loss) from operations before realized capital gains (losses)	(125,749)	(2,014,618)	(162,270)
Realized capital gains (losses), net of income taxes and IMR	(9,419)	(66,807)	(10,797)
Net income (loss)	(135,168)	(2,081,425)	(173,067)

Changes in capital and surplus:
Change in unrealized capital gains (losses), net of tax	(3,848)	2,326	(1,924)
Change in deferred income tax	—	—	(29,150)
Change in non-admitted assets	(4,157)	(9,513)	23,508
Change in liability for reinsurance in unauthorized and certified companies	—	—	2,036
Change in asset valuation reserve	4,534	3,482	(1,368)
Other surplus changes, net	(3,095)	(14,666)	—
Correction of prior period errors (see Note 2)	(10,435)	(32,600)	—
Net increase (decrease) in capital and surplus	(152,169)	(2,132,396)	(179,965)
Capital and surplus, beginning of year	(2,267,183)	(134,787)	45,178
Capital and surplus, end of year	$(2,419,352)	$(2,267,183)	$(134,787)

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2025	2024	2023
Cash provided by (used for) operations:
Premiums and annuity considerations	$194,458	$222,596	$278,073
Net investment income	35,915	42,421	49,357
Other income	72,609	(28,187)	132,800
Claims and benefits	(283,885)	(677,209)	(1,045,343)
Commissions and other expenses	44,913	23,646	58,450
Net transfers from (to) separate accounts	260,481	621,157	379,126
Federal income taxes recovered (paid)	—	1,453	6,620
Net cash provided by (used for) operations	324,491	205,877	(140,917)

Cash provided by (used for) investments:
Proceeds from sales, maturities and scheduled repayments of bonds	129,292	128,780	204,297
Proceeds from sales, maturities and scheduled repayments of stocks	425	2,411	2,169
Proceeds from sales, maturities and scheduled repayments of mortgage loans	979	20,954	1,509
Proceeds from sales, maturities and scheduled repayments of other investments	62,523	12,060	43,078
Cost of bonds acquired	(127,771)	(125,292)	(1,637)
Cost of other investments acquired	(11,782)	(28,322)	(82,608)
Net decrease (increase) in contract loans	991	(2,444)	(2,081)
Net cash provided by (used for) investments	54,657	8,147	164,727

Cash provided by (used for) financing and miscellaneous sources:
Net deposits (withdrawals) of deposit-type contracts	(38,720)	(13,310)	(7,518)
Other cash provided (applied)	14,086	(118,232)	(54,305)
Net cash provided by (used for) financing and miscellaneous uses	(24,634)	(131,542)	(61,823)
Net increase (decrease) in cash and short-term investments	354,514	82,482	(38,013)
Cash and short-term investments, beginning of year	121,121	38,639	76,652
Cash and short-term investments, end of year	$475,635	$121,121	$38,639

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statement
(in thousands except where noted in millions or billions)

1.    Description of Business

PHL Variable Insurance Company, In Rehabilitation (“PHL” or the “Company”) is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware” or the “Parent”). PHL is a provider of life insurance and annuity products. The Company’s life insurance products include universal life, variable universal life and other insurance products. The Company has both single-life and multiple-life products. Under multiple-life policies, several lives may be insured with the policy proceeds paid after the death of the first or last insured. The Company’s annuity products include deferred annuities and fixed indexed annuities. Annuity products accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. The Company‘s fixed indexed annuity products include single premium deferred equity indexed annuities and also single premium fixed indexed annuities. In November 2019, PHL stopped marketing and selling new business.

Effective October 1, 2019, PHL entered into a combined coinsurance funds withheld and modified coinsurance agreement (the “Concord Treaty”) that reinsures the total retained risk in PHL to a wholly-owned captive subsidiary, Concord Re, Inc., In Rehabilitation (“Concord”) that is licensed in Connecticut. Concord has a 30-year excess-of-loss agreement (the “XOL Agreement”) with Palisado Re, Inc., In Rehabilitation (“Palisado”), a subsidiary of PHL with a $450 million limit of coverage.

PHL, Concord, and Palisado (collectively, “PHL Companies”) entered rehabilitation proceedings in the Connecticut Superior Court (the “Court”) on May 20, 2024, as a result of the PHL Companies’ hazardous financial condition. Rehabilitation is a court proceeding that the insurance commissioner of a company’s state of domicile may initiate to take control of a company if it is in a hazardous financial condition.

The Court appointed the Connecticut Insurance Commissioner as the PHL Companies’ Rehabilitator. The Rehabilitator assumed control of the PHL Companies’ assets and has continued to administer them under the Court’s supervision. The Rehabilitator is also empowered to take the necessary or appropriate actions approved by the Court to rehabilitate the PHL Companies. On December 31, 2025, the Rehabilitator filed a report with the Court stating that he has determined that a rehabilitation plan, as originally contemplated, is not feasible and that a liquidation order will be required. The Rehabilitator expects that a liquidation order will be entered by late 2026 or early 2027, but it may be earlier or later. Until that time, the Rehabilitator will continue to administer PHL’s business under the existing Rehabilitation Order.

2.    Summary of Significant Accounting Policies

The significant accounting policies, which are used by PHL in the preparation of its statutory financial statements, are described below.

Basis of presentation

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Connecticut Insurance Department (the “Department” or “CID”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). PHL does not prepare financial statements on a U.S. GAAP basis and, as a result, differences from U.S. GAAP are not readily determinable. The major differences from U.S. GAAP practices are as follows:

•      The costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•      Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
•      Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•      For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for STAT, while U.S. GAAP reports these as deposits via the balance sheet.
•      Under STAT, for universal life and variable annuity contracts, premiums or deposits are recognized as revenue, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•      Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•      The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5 as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, income taxes are accounted for in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For GAAP, results of wholly owned subsidiaries are consolidated.
•      Surplus notes issued by the Company are recognized as surplus for STAT and debt for U.S. GAAP.
•Under STAT, we consider forms of security that are acceptable to the Commissioner under Connecticut General Statutes Section 38a-86(a)(4) to recognize the credit for reinsurance. For GAAP, a reinsurance recoverable would be reported as an asset and assessed for impairment related to the credit risk of the reinsurer.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. We regularly review our projections and associated assumptions as part of our ongoing assessment of our business performance and risks. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our results of operations and financial condition, and as such, the range of scenarios around these projections is significant. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Asset-Backed Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. In 2024, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to provide guidance for debt securities that do not qualify as bonds under the principles-based definition. The 2024 adopted revisions prescribe accounting guidance (measurement method) for all residual interests regardless of legal form. In 2024, the NAIC also adopted Statutory Issue Paper No. 169, Principles-Based Bond Definition, to provide additional guidance. These revisions all had an effective date of January 1, 2025, and were implemented by the Company resulting in no material impact. Prior year disclosures were not adjusted for the new presentation requirements.

In 2025, the NAIC adopted revisions to SSAP No. 1, Accounting Policies, Risks & Uncertainties and Other Disclosures, to update restricted asset disclosures, including assets held under modified coinsurance or funds withheld reinsurance agreements. The revisions had an effective date of December 31, 2025 and the revised disclosures have been included by the Company.

In 2025, the NAIC adopted revisions to SSAP No. 56, Separate Accounts, to clarify the measurement of separate account assets and prescribe the treatment for transfers between the general account and separate account with IMR and AVR recognition, effective January 1, 2026. In 2025, the NAIC adopted revisions to multiple SSAPs to ensure consistent guidance and disclosures over private placement securities, effective December 31, 2026. In 2025, the NAIC adopted revisions to SSAP No. 26, SSAP No. 43 and SSAP No. 21 to ensure consistent guidance and disclosures over debt security disclosures, effective December 31, 2026. The impacts of such revisions are being assessed by the Company.

Going concern

As described in Note 1, in response to the PHL Companies’ hazardous financial condition, the PHL Companies entered rehabilitation proceedings in the Connecticut Superior Court on May 20, 2024. On June 25, 2024, the Court approved on a final basis a moratorium order that limits payments under some policies and annuities. The moratorium allows the PHL Companies to mitigate the high outflow of claim payments and is anticipated to be in place in some form until a liquidation order is entered by the Court. Although the payments have been limited under the moratorium, the Companies have continued to record liabilities for the full amount of policyholder benefits. The claims payable balance for amounts in excess of the moratorium limits, where claims have already been paid up to the moratorium limit, is $589.9 million and $230 million as of December 31, 2025 and 2024, respectively, for the PHL Companies. Additionally, the PHL Companies have recorded a liability for interest on unpaid death claims, as would be required statutorily, of $39.7 million and $8.5 million as of December 31, 2025 and 2024, respectively. Claims payable for amounts in excess of the moratorium limits and the related liability for interest on unpaid death claims are reported within other liabilities, net of reinsurance. The Rehabilitator has evaluated the Company’s ability to continue as a going concern and concluded that substantial doubt exists about the Company’s ability to continue as a going concern.

The Company has incurred a net loss of $135.2 million and $2.1 billion for the years ended December 31, 2025 and 2024, respectively, with capital and surplus declining to $(2.4) billion and $(2.2) billion at December 31, 2025 and 2024, respectively. As of December 31, 2023, PHL’s RBC dropped to a mandatory control level and has remained there through 2025. In recent years, PHL experienced adverse mortality in its universal life business, which contributed to a significant increase in claims volatility and PHL’s deteriorating financial condition.

As described in Note 1, the Concord Treaty provides PHL with reserve relief for certain life and annuity products. Beginning in 2023, the value of the underlying collateral supporting this treaty declined significantly, which resulted in the Company recognizing a reserve credit impairment charge of $138 million, $776 million and $176 million for the years ended December 31, 2025, 2024 and 2023, respectively. PHL’s loss of full reserve credit results in PHL retaining additional risk for life and annuity products which places increased demand on the Company’s available capital and liquidity.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Although the Rehabilitator has estimated the Company has sufficient liquidity to meet its obligations for the next twelve months, such ability is subject to the moratorium order entered in the rehabilitation proceeding. Based on the significance of these conditions and events, the Rehabilitator concluded that substantial doubt exists about the Company’s ability to continue as a going concern. As described in Note 1, any plan for a resolution of PHL’s liabilities must include a liquidation order. The timing of a liquidation order is uncertain.

Risks and uncertainties

The Company is exposed to various risks and may face difficult economic conditions that could impact the Company’s results of operations, financial condition and liquidity.

Concord Treaty

At December 31, 2025, Concord’s capital and surplus was negative. It is uncertain whether Concord will have sufficient invested and other assets to support the Concord Treaty with PHL. PHL may need to further impair the reserve credit if Concord does not hold assets at least equal to the reserves that PHL is ceding. Included in the risk transferred to Concord are PHL’s older age universal life policies, which have a number of large face amount policies that are not reinsured to third parties and have generated significant losses in recent years as a result of adverse mortality.

Liquidity Challenges

As of year-end 2019, PHL ceased underwriting activities. To mitigate the liquidity challenges posed by large claims and the lack of new revenue, as described in Note 2, on June 25, 2024, the Court approved on a final basis a moratorium order that limits payments under some policies.

XOL Agreement

Concord is a party to the XOL Agreement with Palisado, which provides coverage in the event assets are not sufficient to pay claims (see Note 1). However, for the year ended December 31, 2025, Palisado’s surplus was negative and, the full $450 million of the XOL was no longer available to Concord to support reserve credit to PHL.

Market Factors

Market factors, including interest rates, credit spreads, equity prices, derivative prices and availability, volatility, disruptions and strength of the capital markets, deflation and inflation, and government actions in response thereto could adversely impact results. The Rehabilitator has taken measures to mitigate these risks by repositioning the investment portfolio through the sale of less-liquid, subordinated assets and reinvestment in shorter-duration, high quality bonds.

Although rising interest rates are generally positive to the Company’s economics, a sharp rise in interest rates, in the absence of other countervailing changes, would result in deterioration in the net unrealized position of the Company’s investment portfolio and, if long-term interest rates rise dramatically within a six to twelve-month time period, certain products may be exposed to disintermediation risk. Disintermediation risk refers to the risk that policyholders may surrender their contracts in a rising interest rate environment, requiring the liquidation of assets in an unrealized loss position. The Rehabilitator believes this risk is mitigated by the moratorium approved by the Court on June 25, 2024, which limits surrenders on all non-variable life and annuity products except on a limited basis pursuant to a modification to the moratorium approved by the Court on December 24, 2025. It is also mitigated to some extent by surrender charge and market value adjustment protection provided by certain products, in particular the Company’s fixed indexed annuity and fixed annuity business. Lower interest rates are generally negative to the Company’s economics due to lower investment income and increases in asset adequacy reserves.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Correction of errors from prior periods

The Company’s December 31, 2024 financial statements reflect the correction of prior period errors related to reserve valuation calculations for certain policies. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, as of January 1, 2024, the Company recorded a $32.6 million decrease to surplus in the Statements of Income (Loss) and Changes in Capital in Surplus. The Company concluded the effects of these errors were immaterial to previously issued financial statements. For the year ended December 31, 2025 the Company recorded a $10.4 million decrease to surplus in the Statements of Income (Loss) and Changes in Capital in Surplus relating to 2024 to reflect the reversal of other operating expenses that were initially recorded as other operating expenses in Concord’s Statements of Income (Loss) and Changes in Capital in Surplus for the year ended December 31, 2024. Certain immaterial errors were identified in the prior year and corrected prospectively within the Statements of Cash Flows and Notes to Statutory Financial Statements.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual, and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

The Company’s has three investments in subsidiaries: Concord, Palisado and Compass HTH, LLC “(Compass”). No value is admitted for these investments.

Short-term investments and cash equivalents are carried at amortized cost. PHL considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for PHL’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches are accounted for using the Allowable Earned Yield (“AEY”) method, whereby a yield is recognized based on estimated future cash flows. Recognition of net investment income occurs when cash distributions of income are received, capped at the AEY. To the extent that the AEY exceeds the cash distributions received, such unrecognized net investment income is carried forward to future periods to be recognized when sufficient cash distributions are received. To the extent cash distributions exceed the AEY, the amortized cost of the residual tranche is reduced.

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income (Loss) and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 until the recovery of value, the security is written down to fair value.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Cash flows associated with derivative instruments and their related gains and losses are presented in the statement of cash flows as either proceeds of other investments or sales of other investments.

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

In 2024, the Company terminated all interest rate swaps. The Company used interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company used interest rate swaps to hedge exposure to changes in interest rates. The Company used interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely matched the terms or expected cash flows of the swap.

The Company valued qualified hedges at cost and changes in the value of these hedges were reflected directly through net investment income. For interest rate swaps used to hedge the cash flow variability or reinvestment risks associated with asset purchases, the impact was reflected through net investment income as the difference between income between bond coupons and swap payments.

The Company had no unrealized gain (loss) for non-qualified hedges representing interest rate swaps as of December 31, 2025, 2024 and 2023.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index put and call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with a highly rated counterparty, the Company is exposed to minimum credit risk.

The Company uses equity index put options primarily to hedge against market risks or the so-called “vega” Greek risk exposure (referring to the sensitivity of the fair value of assets and liabilities to changes in equity volatility) associated with certain annuity products. The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these options is that they are valued at fair or market value, and changes in the value of these options are reflected directly through surplus.

The unrealized gain (loss) representing equity index options was $(0.3) million, $2.0 million and $(1.7) million as of December 31, 2025, 2024 and 2023, respectively.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had no derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, preferred stock, mortgage loans, cash equivalents and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $7.1 million and $6.9 million gross due and accrued investment income at December 31, 2025 and 2024, respectively. There was $3.7 million and $3.7 million due and accrued investment income non-admitted at December 31, 2025 and 2024, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income (Loss) and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2025 and 2024 were $25.4 million and $21.2 million, respectively. Changes for the years ended December 31, 2025, 2024 and 2023 increased (decreased) surplus by $(4.2) million, $(9.5) million and $23.5 million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
For contractholders who bear the investment risk, investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL. The assets and liabilities are carried at fair value in accordance with SSAP No. 56, except for fixed index annuity contracts. Assets supporting fixed indexed annuity contracts are accounted for on a general account basis in accordance with Commissioner approval under Connecticut General Statute §38a-433. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of PHL’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

PHL’s separate account products include variable annuities, fixed annuities, indexed annuities, supplementary contracts, payout annuities and variable life insurance contracts. Many of PHL’s annuity contracts include various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures approximately half of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with Actuarial Guideline (“AG”) 43 for indexed annuities and Valuation Manual Section 21 (“VM-21”) for variable annuities.

For market value adjusted separate accounts, contractholders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are higher, lower or equal to the guaranteed interest rate. In these separate accounts, appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income or loss in PHL’s interest in the separate accounts and transferred to the general account.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. For certain products issued on or after January 1, 2000, PHL adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and PHL’s X factors for the deficiency reserve. Annuity reserves principally use AG33 and AG35 to calculate reserve balances without guarantees, AG43 to calculate fixed indexed annuity reserve balances with guarantees and VM-21 to calculate variable annuity reserves. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves. AG43 requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Conditional Tail Expectation Amount (“CTE”). VM-21 requires stochastic projections to calculate CTE amounts under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2025 and 2024, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation and withdrawal benefits under VM-21. The Company calculates fixed indexed annuity reserves under the SSA of AG43, which exceeded the CTE scenario.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

For deposit-type variable annuity contracts in the accumulation stage, PHL reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Stockholder dividends

In Connecticut, without prior approval by the insurance commissioner, the aggregate amount of dividends during any twelve month period shall not exceed the greater of (i) 10% of surplus to policyholders for the preceding calendar year or (ii) net gain from operations for such year. Connecticut law states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the insurance commissioner. Based on this calculation, the Company has no dividend capacity for 2026.

Reinsurance

PHL utilizes reinsurance agreements to provide for greater diversification of business and to control exposure to potential losses arising from large risks. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Other amounts ceded on the Statements of Income (Loss) and Changes in Capital and Surplus reflect certain adjustments related to the reinsurance arrangement with Concord including interest on funds withheld, separate account income and other initial coinsurance reserve adjustments for contract claims.

Contract claims (other liabilities) arising from the moratorium are ceded to reinsurers, and the direct contract claim payable (and corresponding ceded) increase is included in the reinsurance table within Footnote 4.

Pursuant to the moratorium, the Rehabilitator developed an “Override Agreement” as a supplement to PHL reinsurance agreements with third parties. The Override Agreement provides that a reinsurer will pay PHL, on a net basis, for the full insured benefit without diminution as a result of the moratorium. The reinsurance proceeds are placed into reinsurer-specific, interest-bearing, segregated bank accounts (“Segregated Accounts”). Amounts held in the Segregated Accounts may not be withdrawn by PHL or the reinsurer other than in very limited circumstances involving hardships. As of December 31, 2025 and 2024, amounts reported within the Segregated Accounts totaled $106.8 million and $23.3 million, respectively, including interest, and are included on the Statements of Admitted Assets, Liabilities, Capital and Surplus as cash.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Income taxes

PHL Delaware is the direct parent of PHL. Effective starting in 2024, PHL and its subsidiaries, Concord and Palisado, joined the PHL Delaware consolidated return that also includes affiliate Magni Re, LTD. Consequently, PHL, Concord, and Palisado, all joined as parties to the PHL Delaware tax allocation agreement effective January 1, 2024. In January 2025, PHL formed Compass, a wholly owned subsidiary treated as a disregarded entity for tax purposes. As a disregarded entity, Compass is not a party to the 2024 tax allocation agreement.

In accordance with the 2024 tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL Delaware. PHL Delaware will utilize the tax losses and other tax attributes of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the tax sharing agreement, PHL Delaware will pay to PHL in the current year the tax benefit of tax attributes attributable to PHL and/or its subsidiaries that are used to reduce group taxable income. PHL will pay to its subsidiary in any subsequent year the tax benefit relating to the portion of such subsidiary’s tax attribute that reduces such subsidiary’s taxable income on a separate company basis.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus. The Company’s deferred tax assets were subject to a full valuation allowance as of December 31, 2025.

Surplus notes

On December 28, 2018, the Company issued 9.75% surplus notes that are due December 28, 2048 with a face value of $25.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 28 of each year, commencing December 28, 2019. The Company did not request approval and made no interest payments for these notes in 2025, 2024 or 2023. The 9.75% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings LLC (“PHL Holdings”), the parent company of PHL Delaware, holds the full balance of the notes.

On December 30, 2013, the Company issued 10.5% surplus notes that are due December 30, 2043 with a face value of $30.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 30 of each year, commencing December 30, 2014. The Company did not request approval and made no interest payments for these notes in 2025, 2024 or 2023. The 10.5% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings holds the full balance of the notes.

Below are the details on the outstanding surplus notes (in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/30/2013	10.50%	$30.0	Y	$30.0	$30.0	$—
1001	12/28/2018	9.75%	25.0	Y	25.0	25.0	—
Total			$55.0		$55.0	$55.0	$—

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$—	$15.8	N/A	$—	$—	12/30/2043
1001	—	—	N/A	—	—	12/28/2048
Total	$—	$15.8		$—	$—

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$30.0	$30.0	N
1001	N	N	N	N	Cash	25.0	25.0	N
Total						$55.0	$55.0

Surplus

The portion of unassigned surplus increased (reduced) by cumulative unrealized gains (losses) was $(11.9) million and $(7.4) million as of December 31, 2025 and 2024, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $806.3 million to gross paid-in and contributed surplus as of December 31, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the Department.

The impact of any restatement due to prior quasi-reorganizations is as follows (in millions):

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(806.3)

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense; and
•Modified coinsurance (“MODCO”) reinsurance adjustments, including ceded/assumed premium amounts.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2025, 2024 and 2023, respectively as shown below, ceded under the Concord Treaty:

•$174.3 million, $225.4 million and $273.4 million of premium and annuity considerations for the years ended December 31, 2025, 2024 and 2023, respectively;
•$110.8 million, $528.6 million and $803.5 million of policyholder benefits for the years ended December 31, 2025, 2024 and 2023, respectively; and
•$289.1 million, $22.3 million and $242.4 million change in funds withheld account for the years ended December 31, 2025, 2024 and 2023, respectively.

The Statements of Cash Flows also excluded the following significant non-cash items for the years ended December 31, 2025, 2024 and 2023:

•$8.8 million, $15.0 million and $1.6 million of non-cash investment exchanges for the years ended December 31, 2025, 2024 and 2023, respectively.

3.    Investments

Information pertaining to PHL’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2025 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Issuer Credit Obligations
U.S. government obligations (exempt from RBC)	$38,431	$131	$(1,193)	$37,369
Other U.S. government obligations (not exempt from RBC)	1,877	—	(524)	1,353
Non-U.S. sovereign jurisdiction securities	239	—	(36)	203
Municipal bonds - general obligation (direct and guaranteed)	535	—	(134)	401
Municipal bonds - special revenue	16,226	17	(1,630)	14,613
Corporate bonds (unaffiliated)	375,376	2,206	(34,519)	343,063
Single entity backed obligations (unaffiliated)	121,913	560	(10,645)	111,828
Other issuer credit obligations (unaffiliated)	3,519	3,275	—	6,794
Total issuer credit obligations	$558,116	$6,189	$(48,681)	$515,624

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

Asset-Backed Securities	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Financial Asset-Backed Securities - Self-Liquidating
Agency commercial mortgage-backed securities - fully guaranteed (not exempt from RBC)	$7,901	$133	$(423)	$7,611
Non-agency residential mortgage-backed securities (unaffiliated)	2,305	175	(144)	2,336
Non-agency commercial mortgage-backed securities (unaffiliated)	28,666	6	(3,195)	25,477
Non-agency CLOs/CBOs/CDOs (unaffiliated)	24,628	1	(927)	23,702
Non-agency CLOs/CBOs/CDOs (affiliated)	4,668	50	(439)	4,279
Other financial asset-backed securities - self-liquidating (unaffiliated)	2,450	5	(182)	2,273

Non-Financial Asset-Backed Securities - Practical Expedient
Lease-backed transactions - practical expedient (unaffiliated)	2,532	5	(110)	2,427
Other non-financial asset-backed securities - practical expedient (unaffiliated)	10,049	18	(880)	9,187
Total asset-backed securities	$83,199	$393	$(6,300)	$77,292

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Total issuer credit obligations and asset-backed securities	$641,315	$6,582	$(54,981)	$592,916
Preferred stock	$822	$—	$—	$822
Common stock	$639	$—	$—	$639

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2024 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$24,992	$—	$(1,759)	$23,233
All other governments	238	—	(46)	192
Political subdivisions	6,933	3	(1,346)	5,590
Special revenue	12,787	16	(1,459)	11,344
Industrial and miscellaneous (unaffiliated)	458,698	3,864	(53,686)	408,876
Hybrid securities	602	—	(27)	575
Mortgage-backed and asset-backed securities	148,926	310	(18,639)	130,597
Total bonds	$653,176	$4,193	$(76,962)	$580,407

Preferred stock	$1,086	$—	$—	$1,086
Common stock	$1,692	$—	$—	$1,692

The gross unrealized capital gains (losses) on bonds, common stock and preferred stock were not reflected in surplus for the years ended December 31, 2025 and 2024.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The aging of temporarily impaired general account debt securities as of December 31, 2025 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Issuer Credit Obligations
U.S. government obligations (exempt from RBC)	$3,113	$(78)	$29,889	$(1,115)	$33,002	$(1,193)
Other U.S. government obligations (not exempt from RBC)	—	—	1,353	(524)	1,353	(524)
Non-U.S. sovereign jurisdiction securities	—	—	203	(36)	203	(36)
Municipal bonds - general obligation (direct and guaranteed)	—	—	401	(134)	401	(134)
Municipal bonds - special revenue	—	—	12,647	(1,630)	12,647	(1,630)
Corporate bonds (unaffiliated)	4,891	(31)	119,563	(34,488)	124,454	(34,519)
Single entity backed obligations (unaffiliated)	4,162	(66)	96,869	(10,579)	101,031	(10,645)
Total issuer credit obligations	$12,166	$(175)	$260,925	$(48,506)	$273,091	$(48,681)
Number of positions at unrealized loss		21		233		254

	Less than 12 months		Greater than 12 months		Total
Asset-Backed Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Financial Asset-Backed Securities - Self-Liquidating
Agency commercial mortgage-backed securities - fully guaranteed (not exempt from RBC)	$—	$—	$712	$(423)	$712	$(423)
Non-agency residential mortgage-backed securities (unaffiliated)	—	—	583	(144)	583	(144)
Non-agency commercial mortgage-backed securities (unaffiliated)	—	—	25,002	(3,195)	25,002	(3,195)
Non-agency CLOs/CBOs/CDOs (unaffiliated)	10,691	(9)	11,160	(918)	21,851	(927)
Non-agency CLOs/CBOs/CDOs (affiliated)	—	—	4,229	(439)	4,229	(439)
Other financial asset-backed securities - self-liquidating (unaffiliated)	—	—	1,345	(182)	1,345	(182)

Non-Financial Asset-Backed Securities - Practical Expedient
Lease-backed transactions - practical expedient (unaffiliated)	600	(1)	1,629	(109)	2,229	(110)
Other non-financial asset-backed securities - practical expedient (unaffiliated)	234	(2)	8,207	(878)	8,441	(880)
Total asset-backed securities	$11,525	$(12)	$52,867	$(6,288)	$64,392	$(6,300)
Number of positions at unrealized loss		7		43		50

There were 8 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months were $1.7 million.

As of December 31, 2025, securities in an unrealized loss position for greater than 12 months consisted of 276 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The aging of temporarily impaired general account debt securities as of December 31, 2024 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$106	$(5)	$23,082	$(1,754)	$23,188	$(1,759)
All other governments	—	—	192	(46)	192	(46)
Political subdivisions	—	—	5,058	(1,346)	5,058	(1,346)
Special revenue	983	(17)	9,814	(1,442)	10,797	(1,459)
Industrial and miscellaneous	150,196	(2,230)	229,293	(51,456)	379,489	(53,686)
Hybrid securities	248	(4)	327	(23)	575	(27)
Mortgage-backed and asset-backed securities	23,387	(740)	90,213	(17,899)	113,600	(18,639)
Total bonds	$174,920	$(2,996)	$357,979	$(73,966)	$532,899	$(76,962)
Number of positions at unrealized loss		187		327		514

There were 15 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months were $3.5 million.

As of December 31, 2024, securities in an unrealized loss position for greater than 12 months consisted of 327 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The carrying value and fair value of bonds as of December 31, 2025 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$36,873	$39,654
Due after one year through five years	253,009	250,707
Due after five years through ten years	74,514	73,067
Due after ten years through twenty years	150,352	134,857
Due after twenty years	126,567	94,631
Total	$641,315	$592,916

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The carrying values of PHL’s OTTI securities were $1.9 million and $9.4 million as of December 31, 2025 and 2024, respectively. The realized losses on OTTIs for impaired securities were $4.9 million, $44.5 million and $0.8 million in 2025, 2024 and 2023, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

As of December 31, 2025, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2025 and 2024, the market values of mortgage loans were $21.7 million and $22.0 million, respectively. The allowance for loan losses at December 31, 2025 and 2024 were $0.1 million and $0.1 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2025	2024

Industrial	$1,056	$1,425
Multifamily	7,085	7,246
Office	9,054	9,368
Retail	5,715	5,852
Total mortgage loans	22,910	23,891
Less: Allowance for loan losses	115	120
Net mortgage loans	$22,795	$23,771

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2025	2024

East North Central	$8,069	$8,270
Mountain	4,992	5,112
South Atlantic	5,786	6,253
West South Central	4,063	4,256
Total mortgage loans	22,910	23,891
Less: Allowance for loan losses	115	120
Net mortgage loans	$22,795	$23,771

The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2025
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$12,143	$—	$—	$—	$—	$—	$12,143
50% - 60%	5,686	4,966	—	—	—	—	10,652
60% - 70%	—	—	—	—	—	—	—
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—
Total	$17,829	$4,966	$—	$—	$—	$—	$22,795

	December 31, 2024
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$13,715	$—	$—	$—	$—	$—	$13,715
50% - 60%	4,234	5,822	—	—	—	—	10,056
60% - 70%	—	—	—	—	—	—	—
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—
Total	$17,949	$5,822	$—	$—	$—	$—	$23,771

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $22.9 million CM1 loans as of December 31, 2025 and $23.9 million CM1 loans as of December 31, 2024. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2025 and 2024 was 60% and 62%, respectively. All loans are current as of December 31, 2025 and 2024. In accordance with the rehabilitation, the Company did not file an RBC filing for the year ended December 31, 2025.

During 2025, the minimum and maximum lending rates for mortgage loans were 3.6% and 4.7%, respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2025, 2024 and 2023.

Other invested assets

Other invested assets as of December 31 are summarized below:

	2025	2024

Private equity	$20,581	$14,093
Direct equity	593	930
Credit funds	468	9,225
Collateralized fund obligation	3,578	3,776
Mezzanine partnerships	605	1,077
Mortgage and real estate	29,760	44,144
Surplus debentures	1,248	748
Residual tranches	4,360	37,676
Total other invested assets	$61,193	$111,669

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $32.5 million and $40.6 million as of December 31, 2025 and 2024, respectively. These unfunded commitments include separate account amounts of $24.7 million and $23.9 million as of December 31, 2025 and 2024, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2025	2024
Put options:
Notional amount	$5,934	$5,934
Fair value	$366	$416
Carrying value	$366	$416

Call options:
Notional amount	$—	$5,405
Fair value	$—	$532
Carrying value	$—	$532

Interest rate swaps:
Notional amount	$—	$—
Fair value	$—	$—
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$—	$—
Fair value	$—	$—
Carrying value	$—	$—

Offsetting and netting of assets and liabilities

For the year ended December 31, 2025, the Company had net derivative assets of $0.4 million, which represented $0.7 million of gross derivative assets offset by $(0.4) million in derivative liabilities. For the year ended December 31, 2024, the Company had net derivative assets of $0.9 million, which represented $1.8 million of gross derivative assets offset by $(0.9) million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to assets held under MODCO or funds withheld reinsurance agreements, statutory requirements of various jurisdictions, FHLB capital stock and derivative collateral pledged to counterparties. Restricted assets were $1,230.5 million and $3.4 million as of December 31, 2025 and 2024, respectively. The December 31, 2024 amount excluded the assets held under MODCO or funds withheld reinsurance agreements. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. The Company requested withdrawal from the FHLB, and that request was approved on June 16, 2022 and will be effective on June 16, 2027. In 2025, the Company did not conduct business activity (borrowing) with the FHLB. The Company has determined the estimated maximum borrowing capacity as $0 since the Company requested withdrawal from the FHLB and such withdrawal was approved. The Company owned $0.6 million and $0.8 million of FHLB capital stock as of December 31, 2025 and 2024, respectively, which was not eligible for redemption.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
As described in Note 2, pursuant to the moratorium, the Rehabilitator developed an Override Agreement that provides that a reinsurer will pay PHL, on a net basis, for the full insured benefit without diminution as a result of the moratorium, with the reinsurance proceeds placed into Segregated Accounts. As of December 31, 2025 and 2024, amounts reported within the Segregated Accounts totaled $106.8 million and $23.3 million, respectively, including interest and are included in the Cash balance of the Statements of Admitted Assets.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	—	—	$—	$—	$—	$—
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	—	—	—	—	—
(4) Preferred Stock - Fair Value	1	—	658	—	658	—
(5) Total (1+2+3+4)	1	—	$658	$—	$658	$—
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee under SSAP No. 5

Compass	$(6,422)	$(6,422)	$(6,422)	No	$—

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In 2021, the Department granted Concord permitted practices whereby Concord was authorized to (a) admit a receivable (the “XOL Asset”) in conjunction with the XOL Agreement, (b) not record a deferred tax liability on the XOL Asset, and (c) admit a $150.0 million prepaid expense asset (the “Prepaid Asset”) as an aggregate write-in for other than invested assets. As a result of the rehabilitation, the Department determined that permitted practices granted to the PHL Companies prior to the rehabilitation should be discontinued. As of December 31, 2025 and 2024, the balance of the XOL Asset was $291.1 million and $300.7 million, respectively, with the balances at December 31, 2025 and 2024 being fully non-admitted. As of December 31, 2025 and 2024, the balance of the Prepaid Asset was $86.7 million and $106.7 million, respectively with the balances at December 31, 2025 and 2024 being fully non-admitted. The Company had no guaranteed obligation or commitment for financial support to Concord or Palisado and admitted no value in these subsidiaries for the years ended December 31, 2025 and 2024.

Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2025, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were NCA Realty Partners, STONE POINT CAPITAL LLC, Gridiron GP V, LLC, McFarland's Corners, and Wilmington Gardens. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2025	2024	2023

Bonds	$25,557	$24,202	$35,392
Preferred stock	25	96	151
Common stock	59	101	—
Mortgage loans	891	1,299	1,939
Contract loans	3,598	3,491	3,355
Cash and short-term investments	8,456	6,199	2,969
Other invested assets	4,649	7,099	10,151
Derivative instruments	—	(1,832)	(2,667)
Amortization of IMR	(1,724)	205	2,605
Less:
Other investment expenses	7,186	7,937	8,720
Net investment income	$34,325	$32,923	$45,175

For the years ended December 31, 2025, 2024 and 2023, the Company had no securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2025	2024	2023	2025	2024	2023

Bonds	$(6,327)	$(11,707)	$(4,231)	$83	$222	$(250)
Preferred stock	—	(89)	(70)	(14)	96	431
Common stock	(1,495)	—	—	617	(670)	(600)
Short-term investments	(213)	48	(255)	—	—	—
Other invested assets	(1,642)	(34,892)	303	(4,239)	652	227
Derivative instruments	253	(5,401)	(446)	(295)	2,026	(1,732)
Mortgage loans	5	(250)	337	—	—	—
Income tax benefit (expense)	—	(14,516)	(6,435)	—	—	—
Net capital gains (losses)	$(9,419)	$(66,807)	$(10,797)	$(3,848)	$2,326	$(1,924)

Realized losses include other-than-temporary impairments of $4.9 million, $44.5 million and $0.8 million for the years ended December 31, 2025, 2024 and 2023, respectively.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The proceeds and related gross realized gains and losses from sales of bonds for the years ended December 31 were as follows:

	2025	2024 [1]	2023 [1]

Proceeds from sales	$56,477	$134,217	$202,512
Gross gains on sales	407	3	1,360
Gross losses on sales	(9,739)	(65,182)	(30,173)
———————
[1]    2024 and 2023 proceeds and gross gains and losses on sales include maturities and repayments, and sales of common and preferred stock.

4.    Reserves for Future Policy Benefits and Reinsurance

The balances for PHL’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2025	2024

Life insurance reserves	$1,606,620	$1,684,024
Annuity reserves	602,587	545,582
Deficiency reserves	22,832	18,772
Various	1,300,000	1,300,000
Total before reinsurance ceded	3,532,039	3,548,378
Less: Reinsurance ceded	854,569	1,008,005
Reserves for future policy benefits	$2,677,470	$2,540,373

Ceded reserves for 2025 and 2024 include the reserves ceded to Concord as further discussed in the reinsurance section of this footnote.

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2025 and 2024, the Company had $1.3 billion and $1.1 billion, respectively, of life insurance in force for which the gross premiums are less than net premiums according to the standard of valuation set by the Department. Reserves to cover the above insurance totaled $22.8 million and $18.8 million as of December 31, 2025 and 2024, respectively.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Prior to 2024, Concord and Palisado were exempted from recording asset adequacy reserves (“AAR”) in accordance with Section 38a-53-2 of the Regulations of Connecticut State Agencies (“AOMR Regulation”) pursuant to CGS Sec. 38a-91oo. As of December 31, 2023, the AAR for the Companies was $0. However, in September 2024, the CID informed the Companies that cash flow testing (“CFT”) will be required effective May 20, 2024, with any additional reserves to be carried by PHL that reflect any deficiency. As of December 31, 2025 and 2024 the estimate of the Companies’ AAR is approximately $1.3 billion. The estimate is based on the CFT models and methodology employed in the “normal course” of reserve testing plus certain revised actuarial projection assumptions (e.g., lapse, mortality, interest rates), that are based on the Companies’ recent experience data and updated interest rate assumptions as developed by the Rehabilitator and its advisors.

Withdrawal characteristics

Absent the moratorium as described in Note 2, the withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2025
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$22,670	$697,587	$—	$720,257	27%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	471,169	471,169	18%
Subtotal	22,670	697,587	471,169	1,191,426	45%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	142,294	833,090	—	975,384	36%
- not subject to discretionary withdrawal	487,099	—	15,833	502,932	19%
Total individual annuity actuarial reserves	652,063	1,530,677	487,002	2,669,742	100%
Less: Reinsurance ceded	144,062	—	—	144,062
Total individual annuity actuarial reserves, net of reinsurance	$508,001	$1,530,677	$487,002	$2,525,680

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$25,724	$1,003,071	$—	$1,028,795	36%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	532,251	532,251	19%
Subtotal	25,724	1,003,071	532,251	1,561,046	55%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	143,916	676,520	—	820,436	29%
- not subject to discretionary withdrawal	430,554	—	16,447	447,001	16%
Total individual annuity actuarial reserves	600,194	1,679,591	548,698	2,828,483	100%
Less: Reinsurance ceded	128,609	—	—	128,609
Total individual annuity actuarial reserves, net of reinsurance	$471,585	$1,679,591	$548,698	$2,699,874

	2025
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	2,051	2,051	8%
Subtotal	—	—	2,051	2,051	8%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	21,950	—	—	21,950	81%
Not subject to discretionary withdrawal	2,920	—	—	2,920	11%
Total deposit fund liabilities	24,870	—	2,051	26,921	100%
Less: Reinsurance ceded	24,870	—	—	24,870
Total deposit fund liabilities, net of reinsurance	$—	$—	$2,051	$2,051

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	792	792	3%
Subtotal	—	—	792	792	3%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	24,808	—	—	24,808	83%
Not subject to discretionary withdrawal	4,121	—	—	4,121	14%
Total deposit fund liabilities	28,929	—	792	29,721	100%
Less: Reinsurance ceded	28,929	—	—	28,929
Total deposit fund liabilities, net of reinsurance	$—	$—	$792	$792

Absent the moratorium as described in Note 2, the withdrawal characteristics of life actuarial reserves as of December 31, 2025 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$59,472	$59,472	$134,606	$—	$—	$—
- Universal life	429,569	419,785	511,496	—	—	—
- Universal life with secondary guarantees	83,263	82,155	479,905	—	—	—
- Indexed universal life	23,765	23,510	23,615	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	14,027	14,027	18,086	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	23,287	23,289	23,776	118,272	118,283	118,357
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	358,844	XXX	XXX	—
- Accidental death benefits	XXX	XXX	274	XXX	XXX	—
- Disability-active lives	XXX	XXX	2,357	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	4,117	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	1,322,897	XXX	XXX	—

Total (gross: direct + assumed)	633,383	622,238	2,879,973	118,272	118,283	118,357
Less: Reinsurance ceded	186,651	183,902	710,506	—	—	—
Total, net	$446,732	$438,336	$2,169,467	$118,272	$118,283	$118,357

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Absent the moratorium as described in Note 2, the withdrawal characteristics of life actuarial reserves as of December 31, 2024 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$52,827	$52,827	$137,980	$—	$—	$—
- Universal life	448,482	436,411	518,978	—	—	—
- Universal life with secondary guarantees	90,805	88,647	479,664	—	—	—
- Indexed universal life	24,906	24,455	24,599	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	12,405	12,405	17,470	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	23,304	23,254	24,226	121,814	121,824	121,909
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	419,021	XXX	XXX	—
- Accidental death benefits	XXX	XXX	279	XXX	XXX	—
- Disability-active lives	XXX	XXX	2,731	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	4,105	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	1,318,840	XXX	XXX	—

Total (gross: direct + assumed)	652,729	637,999	2,947,893	121,814	121,824	121,909
Less: Reinsurance ceded	577,898	563,139	879,105	—	—	—
Total, net	$74,831	$74,860	$2,068,788	$121,814	$121,824	$121,909

Reinsurance

The Company’s reinsurance program varies based on the type of risk, for example:

•On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $7.7 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $54.7 million was reduced to $0, as of the termination date.
•Effective October 1, 2019, the Company entered into a reinsurance agreement with Concord to reinsure all of the Company’s net retained business on a coinsurance funds withheld and modified coinsurance basis. The Company entered into the agreement to manage its long-term risk exposure and liquidity. For the years ended December 31, 2025 and 2024, the reserves ceded to Concord for these policies were $0.4 billion ~~a~~nd $0.5 billion , respectively, which were reduced by a reserve impairment charge of $1,090.4 million and $952.3 million, respectively. As of December 31, 2025, these ceded reserves, and paid and unpaid losses recoverable of $0.7 billion, were collateralized by funds withheld of $1,095.4 million. As of December 31, 2024, these ceded reserves, and paid and unpaid losses recoverable of $0.3 billion, were collateralized by funds withheld of $806.3 million.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
•Effective October 1, 2017, the Company entered into an aggregate excess of loss reinsurance agreement with an affiliate reinsurer, Magni Re LTD, to reinsure aggregate losses on certain universal life contracts in excess of the annual attachment points specified in the treaty. The Company entered into the reinsurance treaty to manage surplus volatility associated with the Company's mortality risk. Effective January 31, 2025, the Company terminated the Magni Re reinsurance arrangement through the execution of a commutation and release agreement.
•Effective April 1, 2016, the Company entered into a MODCO treaty with affiliate, Nassau Re (Cayman) Ltd., to reinsure 50% of the existing inforce business and future sales of the Company's fixed indexed annuity contracts. Under MODCO reinsurance, the assets held for the reinsured policies, and the liabilities associated with the business are retained by the Company, and the economic risks and rewards related to the business will be ceded to Nassau Re (Cayman) Ltd. through MODCO adjustments. Effective July 1, 2017 (“Amendment Date”), the treaty was amended to include reinsurance coverage on new Term business issued on or after the Amendment Date. Effective October 1, 2018, new issues of fixed indexed annuity were no longer reinsured under the treaty.
•Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with affiliate, Nassau Life Insurance Company (“NNY”). This agreement provides that NNY will retrocede, and the Company will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by NNY from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments. Effective March 31, 2021, PHL entered into a MODCO reinsurance agreement, whereby PHL retroceded and Nassau Life and Annuity Company (“NLA”) reinsures 100% of these policies assumed by PHL from NNY. As of the effective date, NLA receives the economic risks and rewards related to the assumed business through MODCO adjustments. The Company received a ceding commission of $150 million for this reinsurance transaction, which was paid to Concord who reinsures that business under the existing coinsurance funds withheld arrangement. In addition, Concord prepaid a portion of its future operating expenses. In 2021, the Department granted Concord permitted practices whereby Concord was authorized to admit the $150.0 million Prepaid Asset as an aggregate write-in for other than invested assets. As a result of the rehabilitation, the Department determined that permitted practices granted to the PHL Companies prior to the rehabilitation should be discontinued. As of December 31, 2025, the balance of the Prepaid Asset was $86.7 million, which was fully non-admitted. As of December 31, 2024, the balance of the Prepaid Asset was $106.7 million, which was fully non-admitted.
•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•Effective November 30, 2008, the Company ceded all the benefit risks, net of existing reinsurance, on all the term life business inforce as of December 31, 2008, excluding the term plans introduced in 2008. Effective October 1, 2009, the Company ceded all benefit risks, net of existing reinsurance, on all the remaining term insurance that was not part of the November 30, 2008 transaction. In 2013, return of premium 30-year term business was recaptured by PHL.
•Effective September 30, 2008, the Company entered into an agreement with affiliate, NNY, to cede 90% of all the benefit risks on Phoenix Accumulator Universal Life III and IV policies sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $55.7 million and $56.2 million at December 31, 2025 and 2024, respectively.
•On October 8, 2007, the Company entered into a reinsurance agreement, which covers 60% of the base contract for the Phoenix Portfolio Advisors deferred variable annuity. Any riders are not covered.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2025	2024	2023

Direct premiums and annuity considerations	$286,907	$374,184	$420,413
Reinsurance assumed - non-affiliate	307	398	280
Reinsurance assumed - affiliate	3,902	4,379	3,864
Reinsurance ceded - non-affiliate	(79,201)	(95,100)	(95,484)
Reinsurance ceded - affiliate	(211,915)	(283,861)	(329,073)
Net premiums and annuity considerations	$—	$—	$—

Direct commissions and expense allowance	$2,814	$3,612	$4,581
Reinsurance assumed - non-affiliate	78	100	290
Reinsurance assumed - affiliate	207	211	244
Reinsurance ceded - non-affiliate	(339)	(522)	(200)
Reinsurance ceded - affiliate	(22,586)	(25,913)	(31,674)
Net commissions and expense allowance	$(19,826)	$(22,512)	$(26,759)

Direct policy and contract claims incurred	$485,673	512,892	755,469
Reinsurance assumed - non-affiliate	2,342	1,074	2,314
Reinsurance assumed - affiliate	79,547	23,310	82,756
Reinsurance ceded - non-affiliate	(128,121)	(126,864)	(200,194)
Reinsurance ceded - affiliate	(439,441)	(410,412)	(640,345)
Net policy and contract claims incurred	$—	$—	$—

Direct policy and contract claims payable	$737,662	$378,245
Reinsurance assumed - non-affiliate	6,520	102
Reinsurance assumed - affiliate	97	—
Reinsurance ceded - non-affiliate	(23,377)	(42,600)
Reinsurance ceded - affiliate	(707,653)	(325,245)
Net policy and contract claims payable	$13,249	$10,502

Direct life insurance in force	$13,583,035	$26,724,133
Reinsurance assumed	1,840,949	1,797,140
Reinsurance ceded	(15,423,984)	(28,521,273)
Net insurance in force	$—	$—

In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $1,117.1 million, $957.6 million and $622.7 million for the years ended December 31, 2025, 2024 and 2023, respectively.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company entered into a multi-product reinsurance agreement with Concord in 2019 to manage the Company’s long-term risk exposure. Included in the multi-product reinsurance agreement are variable annuity contracts containing guaranteed minimum death benefits and guaranteed living benefits.

5.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2025 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$5	$2
Ordinary renewal	6,647	5,057
Total	$6,652	$5,059

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2024 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$8	$2
Ordinary renewal	7,118	5,418
Total	$7,126	$5,420

6.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: Variable annuity, fixed indexed annuity, fixed annuity, payout annuity, supplementary contracts and variable universal life. Separate account products are authorized by Connecticut General Statute §38a-433 as discussed in Footnote 2.

Effective July 2018, the Company started accounting for the assets that support fixed indexed annuity contracts on a general account basis in accordance with Commissioner approval under Connecticut General Statute §38a-433. All remaining separate accounts are accounted for at fair value in accordance with SSAP No. 56.

In accordance with the products/transactions recorded within the separate account, all assets are considered legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2025 and 2024, the Company’s separate account statement included legally insulated assets of $2,172.7 million and $2,436.0 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
To compensate the general account for the risk taken, the separate account paid risk charges of $36.8 million, $39.0 million, $43.4 million, $46.1 million and $49.1 million for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively. The general account paid $8.2 million, $4.6 million, $8.4 million, $7.9 million and $8.4 million relating to separate account guarantees for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Surrenders and withdrawals were $219.2 million, $420.9 million and $285.9 million for the years ended December 31, 2025, 2024, and 2023, respectively, and were reported as benefits in the Statements of Income (Loss) and Changes in Capital and Surplus.

The analysis of PHL’s separate accounts as of December 31, 2025 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2025	$679	$4,965	$5,644
Reserves for account with assets at fair value as of December 31, 2025	$3,615	$607,411	$611,026
Reserves for account with assets at amortized cost as of December 31, 2025	1,527,062	—	1,527,062
Total reserves	$1,530,677	$607,411	$2,138,088
By withdrawal characteristics (absent the moratorium, as described in Note 2):
Subject to discretionary withdrawal:
With market value adjustment	$1,523,482	$—	$1,523,482
Without market value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	591,578	591,578
At market value without fair value adjustment and with current surrender charge less than 5%	7,195	—	7,195
Not subject to discretionary withdrawal	—	15,833	15,833
Total	$1,530,677	$607,411	$2,138,088

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The analysis of PHL’s separate accounts as of December 31, 2024 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2024	$1,359	$8,238	$9,597
Reserves for account with assets at fair value as of December 31, 2024	$3,590	$671,458	$675,048
Reserves for account with assets at amortized cost as of December 31, 2024	1,676,243	—	1,676,243
Total reserves	$1,679,833	$671,458	$2,351,291
By withdrawal characteristics (absent the moratorium, as described in Note 2):
Subject to discretionary withdrawal:
With market value adjustment	$1,672,542	$—	$1,672,542
Without market value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	655,011	655,011
At market value without fair value adjustment and with current surrender charge less than 5%	7,291	—	7,291
Not subject to discretionary withdrawal	—	16,447	16,447
Total	$1,679,833	$671,458	$2,351,291

The net transfers to and from the separate accounts, included in annuity deposit funds and net transfers to separate accounts in the Statements of Income (Loss) and Changes in Capital and Surplus at December 31, 2025 and 2024 were as follows:

	2025	2024	2023

Transfers to separate accounts	$5,654	$6,159	$3,701
Transfers from separate accounts	(290,780)	(491,249)	(356,091)
Net transfers from (to) separate account	(285,126)	(485,090)	(352,390)
Reconciling adjustments:
MODCO allowance	—	—	—
Total adjustments	—	—	—
Adjusted transfers from (to) separate accounts	(285,126)	(485,090)	(352,390)
Transfers as reported in the Statements of Income (Loss) and Changes in Capital and Surplus	$(285,126)	$(485,090)	$(352,390)

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
7.    Federal Income Taxes

The components of the net deferred tax asset (liability) at period end and the change in those components are as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$510,967	$44,566	$555,533	$490,341	$33,692	$524,033	$20,626	$10,874	$31,500
Statutory valuation allowance	501,703	44,566	546,269	483,654	28,669	512,323	18,049	15,897	33,946
Adjusted gross deferred tax assets	9,264	—	9,264	6,687	5,023	11,710	2,577	(5,023)	(2,446)
Less: Deferred tax assets non-admitted	—	—	—	—	—	—	—	—	—
Subtotal net admitted deferred tax assets	9,264	—	9,264	6,687	5,023	11,710	2,577	(5,023)	(2,446)
Less: Deferred tax liabilities	9,264	—	9,264	6,687	5,023	11,710	2,577	(5,023)	(2,446)
Net deferred tax assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—	—	—	—	—	—	—
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	(358,005)	XXX	XXX	(335,817)	XXX	XXX	(22,188)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	9,264	—	9,264	6,687	5,023	11,710	2,577	(5,023)	(2,446)
Deferred tax assets admitted as the result of application of SSAP No. 101	$9,264	$—	$9,264	$6,687	$5,023	$11,710	$2,577	$(5,023)	$(2,446)

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	—%	—%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$(2,386,701)	$(2,238,783)

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$9,264	$—	$6,687	$5,023	$2,577	$(5,023)
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted DTAs	$9,264	$—	$6,687	$5,023	$2,577	$(5,023)
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that there is insufficient positive evidence to support that it is more likely than not that the Company will realize the full tax benefits associated with its deferred tax assets and, consequently, it has recorded a full valuation allowance for statutory accounting purposes.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The components of current income taxes incurred in the Statements of Income (Loss) and Changes in Capital and Surplus and the net deferred tax asset (liability) recognized in the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus at December 31, 2025 and 2024 were as follows:

	2025	2024	Change
Current income tax:
Federal	$—	$(14,517)	$14,517
Subtotal	—	(14,517)	14,517
Federal income tax on net capital gains (losses)	—	14,517	(14,517)
Federal and foreign income tax expense (benefit) incurred	$—	$—	$—

Deferred tax assets:
Ordinary:
Future policyholder benefits	$291,152	$297,814	$(6,662)
Investments	9,765	8,776	989
Deferred acquisition costs	42,579	39,890	2,689
Net operating loss carryforward	163,240	140,577	22,663
Non-admitted assets	3,281	2,412	869
Other (including items <5% of total ordinary tax assets)	950	872	78
Subtotal	510,967	490,341	20,626
Statutory valuation allowance adjustment	501,703	483,654	18,049
Non-admitted	—	—	—
Admitted ordinary deferred tax assets	$9,264	$6,687	$2,577

Capital:
Investments	$13,859	$33,692	$(19,833)
Net capital loss carryforward	30,707	—	30,707
Subtotal	44,566	33,692	10,874
Non-admitted	—	—	—
Statutory valuation allowance	44,566	28,669	15,897
Admitted capital deferred tax assets	—	5,023	(5,023)
Admitted deferred tax assets	$9,264	$11,710	$(2,446)

Deferred tax liabilities:
Ordinary:
Investments	$9,264	$4,079	$5,185
Policyholder reserves	—	2,608	(2,608)
Subtotal	9,264	6,687	2,577

Capital:
Investments	—	5,023	(5,023)
Deferred tax liabilities	9,264	11,710	(2,446)
Net admitted deferred tax assets (liabilities)	$—	$—	$—

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2025
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(112,953)	$(23,720)	21.0%
Interest maintenance reserve	(4,181)	(878)	0.8%
Dividends received deduction	(1,542)	(324)	0.3%
Return to provision	(28,714)	(6,030)	5.3%
Change in non-admitted assets	(4,157)	(873)	0.8%
Prior period adjustment	120	25	—%
Change in valuation allowance	157,806	33,139	(29.3%)
Other	(6,379)	(1,339)	1.1%
Total statutory income tax	$—	$—	—%

Federal income taxes incurred		$(6,030)	5.3%
Prior year overaccrual (underaccrual)		6,030	(5.3%)
Total statutory income tax		$—	—%

	December 31, 2024
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(2,085,625)	$(437,981)	21.0%
Interest maintenance reserve	(24,566)	(5,159)	0.2%
Dividends received deduction	(1,228)	(258)	—%
TSA relief	(218)	(46)	—%
Return to provision	401	84	—%
Change in non-admitted assets	304	64	—%
Prior period adjustment	2,292	481	—%
Change in valuation allowance	2,108,602	442,806	(21.2%)
Other	38	9	—%
Total statutory income tax	$—	$—	—%

Federal income taxes incurred		$(14,563)	0.7%
Tax on capital gains (losses)		14,517	(0.7%)
Prior year overaccrual (underaccrual)		46	—%
Total statutory income tax		$—	—%

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(173,068)	$(36,344)	21.0%
Interest maintenance reserve	(13,574)	(2,851)	1.6%
Dividends received deduction	(1,629)	(342)	0.2%
TSA relief	(7,320)	(1,537)	0.9%
Return to provision	293	62	—%
Change in non-admitted assets	2,623	551	(0.3%)
Change in valuation allowance	331,431	69,601	(40.2%)
Other	51	9	—%
Total statutory income tax	$138,807	$29,149	(16.8%)

Federal income taxes incurred		$(7,943)	4.6%
Tax on capital gains (losses)		6,435	(3.7%)
Prior year overaccrual (underaccrual)		1,507	(0.9%)
Change in net deferred income tax expense (benefit)		29,150	(16.8%)
Total statutory income tax		$29,149	(16.8%)

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2025	2024

The Company had net operating loss carryforwards of	$777,331	$669,418
The Company had capital loss carryforwards of	146,224	—

As of December 31, 2025, the Company has a net operating loss carryforward of $777.3 million. The balance of the Company’s net operating losses is not subject to expiration.

There is no income tax expense for 2025, 2024 and 2023 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2025 or 2024.

The Company’s U.S. federal income tax return for years 2022 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2025 and 2024. As of December 31, 2025, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
PHL Delaware is the direct parent of PHL. Effective starting in 2024, PHL and its subsidiaries Concord and Palisado joined the PHL Delaware consolidated return that also includes affiliate Magni Re, LTD. Consequently, PHL, Concord, and Palisado, all joined as parties to the PHL Delaware tax allocation agreement effective January 1, 2024. In January 2025, PHL formed Compass, a wholly owned subsidiary treated as a disregarded entity for tax purposes. As a disregarded entity, Compass is not a party to the 2024 tax allocation agreement.

In accordance with the 2024 tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL Delaware. PHL Delaware will utilize the tax losses and other tax attributes of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the tax sharing agreement, PHL Delaware will pay to PHL in the current year the tax benefit of tax attributes attributable to PHL and/or its subsidiaries that are used to reduce group taxable income. PHL will pay to its subsidiary in any subsequent year the tax benefit relating to the portion of such subsidiary’s tax attribute that reduces such subsidiary’s taxable income on a separate company basis.

Prior to 2024, PHL was ineligible to join the life/non-life consolidated return as it did not satisfy the five-year waiting period for life insurance companies to join non-life groups under Treas. Reg. 1.1502-47. In accordance with the PHL intercompany tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL. PHL will utilize the losses of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the PHL tax sharing agreement, a subsidiary’s tax losses are maintained on a separate company basis and carryforward to reduce such subsidiary’s taxable income in future periods.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2025 and 2024. Accordingly, the BEAT liability was $0 for the years ended December 31, 2025 and 2024.

In July 2025, new tax legislation was enacted under the One Big Beautiful Bill Act (the "OBBBA"). While the OBBBA includes a wide range of provisions that could impact our financial results in future periods, we do not expect the passage of the OBBBA to have a material impact on our results of operations or financial condition in the current fiscal year.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2025.

In October 2021, the Organization for Economic Co-operation and Development (the “OECD”) announced the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (the “Framework”), which agreed to a two-pillar solution to address tax challenges arising from digitalization of the economy. In December 2021, the OECD released Pillar Two Model Rules defining the global minimum tax rules, which contemplate a minimum tax rate of 15%. To date, various jurisdictions have enacted, or are in the process of enacting, legislation on these rules, and the OECD continues to release additional guidance. While it is uncertain whether the U.S. will enact legislation to adopt the minimum tax directive, certain countries in which we operate have adopted legislation, and other countries are in the process of introducing legislation to implement the minimum tax directive. Further, the OECD issued administrative guidance providing transition and safe harbor rules that could delay the impact of the minimum tax directive. The Company continues to monitor the implementation of the Framework by the countries in which we operate. As of December 31, 2025, the Company meets the requirements of the transitional safe harbor and no Pillar Two accrual is required on our consolidated financial statements.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
8.    Related Party Transactions

The Nassau Companies of New York (“NCNY”), an affiliate, provides services and facilities to the Company that are reimbursed through an administrative services agreement. Expenses determined under the agreement were $11.0 million, $12.2 million and $13.7 million for the years ended December 31, 2025, 2024 and 2023, respectively. The amounts receivable from (payable) to NCNY were $1.0 million and $(5.4) million as of December 31, 2025 and 2024, respectively.

1851 Securities Inc. (“1851”), a wholly owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. NCNY reimburses 1851 for commissions incurred on behalf of the Company. Commissions paid by PHL to NCNY for commissions due to 1851 were $1.7 million, $2.1 million and $2.3 million for the years ended December 31, 2025, 2024 and 2023, respectively.

NNY pays commissions to producers who sold the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $1.4 million, $3.4 million and $4.4 million for the years ended December 31, 2025, 2024 and 2023, respectively, which include certain commissions incurred on variable universal life insurance policies and variable annuity contracts that are paid to 1851. Commission amounts payable to NNY were $0.1 million and $0.2 million as of December 31, 2025 and 2024, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $7.2 million, $7.4 million and $8.6 million for the years ended December 31, 2025, 2024 and 2023, respectively. There were no amounts due to NAMCO as of December 31, 2025 and 2024, respectively.

The general accounts of the Company have investments in various classes of notes of Nassau collateralized loan obligations (“CLOs”) totaling $11.4 million par with a fair value of $4.3 million at December 31, 2025 and $67.8 million par with a fair value of $45.6 million at December 31, 2024. The separate accounts of the Company has investments in various classes of notes of Nassau CLOs totaling $92.1 million par with a fair value of $27.8 million at December 31, 2025 and $121.3 million par with a fair value of $57.0 million at December 31, 2024. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of PHL.

In September 2019, the Company invested cash and available-for-sale debt securities in Nassau 2019 CFO, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company’s equity investment in Nassau CFO was $9.2 million and $9.7 million at December 31, 2025 and 2024, respectively. The Company recorded no net investment income from equity investments in Nassau CFO for the years ended December 31, 2025 and 2024. The Company also invested in Class B Notes issued by Nassau CFO, which have a par value of $7.2 million and $7.2 million, and a fair value of $5.6 million and $6.5 million, at December 31, 2025 and 2024, respectively, and the Company recognized $0.5 million and $0.7 million of net investment income for the years ended December 31, 2025 and 2024, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $20.6 million and a remaining commitment of $12.7 million as of December 31, 2025.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes, and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $9.0 million and fair value of $9.0 million. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $52.8 million and fair value of $49.1 million.

In March 2022, the Company committed $20 million to NCA Realty Fund I LP. In October 2022, the Company made an additional commitment of $30 million. The Company's investment in NCA Realty Fund I LP has a fair value of $29.8 million and a remaining commitment of $3.6 million as of December 31, 2025.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
See Note 4 for additional information on reinsurance agreements with affiliates.

In 2017, PHL entered into a series of transactions designed as a hedge against PHL’s mortality risk. It formed several special purpose vehicles (“SPVs”) to enable the acquisition of certain PHL universal life policies on the tertiary market. The Company’s general account and separate account both made a secured loan to one of these SPVs to facilitate the purchase of policies, which were classified as an affiliate note on PHL’s prior financial statements. The loans had semi-annual principal payments that began in 2022 with the final principal payment due in 2037 and charged interest at 8.5%. Due to unfavorable experience on the policies purchased by the SPV and associated debt service costs on the loans, the loans had been fully impaired as uncollectible in the third quarter of 2024. The impairment charge for the general account loan for the year ended December 31, 2024 was $34 million. Interest income included in other miscellaneous income for the general account for this loan was $1.5 million and $3.1 million for the years ended December 31, 2024 and 2023, respectively, in the Statements of Income (Loss) and Changes in Capital and Surplus. The impairment charge for the separate account loan was $115.0 million for the year ended December 31, 2024. Interest income included in the separate account for this loan was $5.0 million and $10.4 million for the years ended December 31, 2024 and 2023, respectively. In January 2025, following the default and impairment of the affiliate loans, PHL created a new wholly-owned subsidiary, Compass, to take an assignment of the collateral securing the loans in satisfaction of the outstanding obligations. Also in January 2025, PHL executed a promissory note with Compass. This note had a balance of $18.6 million as of December 31, 2025. Interest income on this note was $0.7 million for the year ended December 31, 2025.

9.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spreads derived from public bond indices summed with a liquidity premium and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus for these financial instruments approximate their fair values.

Derivatives

Fair values for over-the-counter (“OTC”), centrally cleared and exchange-traded derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). When pricing is not directly from counterparty’s valuation, then derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables the Company to mark-to-market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Residual tranches, surplus debentures and certified capital companies (“capcos”)

Fair values for residual tranches, surplus debentures and capcos are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Investment contracts

PHL determines the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, the Company uses a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

The following table provides information as of December 31, 2025 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2025
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Issuer credit obligations	$—	$—	$6,794	$6,794
Preferred stock	—	164	658	822
Common stock [1]	—	—	639	639
Subtotal	—	164	8,091	8,255

Derivative assets	—	723	—	723
Other invested assets	—	2,229	3,578	5,807
Separate account assets	649,707	82,498	58,359	790,564
Total assets at fair value	$649,707	$85,614	$70,028	$805,349

Liabilities at fair value:
Derivative liabilities	$—	$357	$—	$357
Total liabilities at fair value	$—	$357	$—	$357
———————
[1]Includes $592 Membership FHLB common stock.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following table provides information as of December 31, 2024 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2024
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$—	$7,585	$7,585
Preferred stock	—	428	658	1,086
Common stock [1]	—	—	1,692	1,692
Subtotal	—	428	9,935	10,363

Derivative assets	—	1,814	—	1,814
Other invested assets	—	8,369	79	8,448
Separate account assets	779,873	55,731	66,099	901,703
Total assets at fair value	$779,873	$66,342	$76,113	$922,328

Liabilities at fair value:
Derivative liabilities	$—	$866	$—	$866
Total liabilities at fair value	$—	$866	$—	$866
———————
[1]Includes $767 Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2025	2024	2023
Level 3 Assets:
Balance, beginning of period	$76,113	$83,513	$127,168
Purchases	—	—	15,448
Sales	(2,122)	(4,448)	(6,852)
Transfers into level 3	361	4,064	19,283
Transfers out of level 3	(2,357)	(6,000)	(74,111)
Realized gains (losses)	21,071	(9,169)	2,241
Unrealized gains (losses)	(23,038)	8,153	336
Balance, end of period	$70,028	$76,113	$83,513

Transfers into Level 3 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer available. Transfers out of Level 3 for the year ended December 31, 2025 were due to the increased market observability of similar assets and/or assets previously being held at fair value now being carried at amortized cost.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Transfers out of Level 3 for the years ended December 31, 2024 and 2023 primarily represented separate account assets backing fixed indexed annuity contracts being accounted for on a general account basis as discussed in Footnote 2.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2025 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Issuer credit obligations	$515,625	$558,117	$—	$307,352	$208,273	$—
Asset-backed securities	77,291	83,198	—	64,796	12,495	—
Preferred stock	822	822	—	164	658	—
Common stock	639	639	—	—	639	—
Residual tranches & surplus debentures	9,075	5,607	—	5,497	3,578	—
Cash, cash equivalents & short-term investments	325,654	475,635	221,178	104,476	—	—
Derivatives	366	366	—	366	—	—
Mortgage loans	21,682	22,795	—	—	21,682	—
Separate account assets	1,963,596	2,046,731	649,707	700,471	613,418	—
Total financial instruments	$2,914,750	$3,193,910	$870,885	$1,183,122	$860,743	$—

Consistent with SSAP No. 100, certain financial instruments are not included within the table above (e.g., investments accounted for under the equity method).

As of December 31, 2025, the Company had no investments where it is not practicable to estimate fair value.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2024 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$580,407	$653,176	$—	$342,207	$238,200	$—
Preferred stock	1,086	1,086	—	428	658	—
Common stock	1,692	1,692	—	—	1,692	—
Residual tranches & surplus debentures	42,332	38,837	—	42,253	79	—
Cash, cash equivalents & short-term investments	121,109	121,121	94,362	26,747	—	—
Derivatives	948	948	—	948	—	—
Mortgage loans	21,775	23,771	—	—	21,775	—
Separate account assets	2,161,762	2,291,523	779,873	690,336	691,553	—
Total financial instruments	$2,931,111	$3,132,154	$874,235	$1,102,919	$953,957	$—

As of December 31, 2024, the Company had no investments where it is not practicable to estimate fair value.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
For the years ended December 31, 2025 and 2024, Level 3 bonds and separate account assets were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Issuer Credit Obligations and Asset Backed Security categories for 2025 and in the Industrial and Miscellaneous category for 2024.

10.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

As reported in Note 1, in response to the PHL Companies’ hazardous financial condition, the PHL Companies entered rehabilitation proceedings in the Connecticut Superior Court on May 20, 2024. At the time of the Rehabilitator Order, the Companies were parties to a number of lawsuits in federal and state courts throughout the country. The Rehabilitator assessed the status of all pending proceedings, and where appropriate based on the status and merits of the proceedings, stayed the proceedings pursuant to the Rehabilitation Order.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. Given the Company’s current financial condition as more fully described in Note 2, and the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Cost of insurance litigation related to the 2021 adjustment

On April 15, 2022, a putative class action was filed against PHL Variable Insurance Company in the United States District Court for the District of Connecticut challenging certain increases to cost of insurance charges implemented by the Company in 2021. Kenney v. PHL Variable Insurance Company, 3:22-cv-00552. On June 21, 2022, the Company filed its answer. On February 14, 2024, an amended class action complaint was filed in the Kenney case. The amended complaint adds a new plaintiff, Arbuckle Funding LLC, as well as nine new defendants including two subsidiaries of the Company, Concord Re, Inc. and Palisado Re, Inc., as well as seven Nassau entities, including Nassau Insurance Group Holdings, L.P.; Nassau Insurance Group Holdings GP, LLC; Nassau Financial Group GP Ltd.; Nassau Financial Group, L.P.; Nassau Asset Management LLC; The Nassau Companies of New York; and The Nassau Companies. The amended complaint retains its breach of contract cause of action against the Company challenging the cost of insurance charges implemented in 2021 and adds the Nassau defendants to the breach of contract cause of action under an “alter ego” theory. The amended class action complaint also alleges a new cause of action for fraudulent transfer against all defendants and a new cause of action against the Nassau entities for interference with contract. Pursuant to the rehabilitation proceedings, this matter has been stayed. The Company disputes the allegations in the complaint and intends a vigorous defense.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
11.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2025, the Company had unfunded commitments of $32.5 million, which includes $24.7 million relating to separate account commitments.

12.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2025 and 2024, held no instruments with off-balance sheet risk.

The Company uses derivative instruments including equity index options. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

As a result of the Company entering rehabilitation, the counterparty terminated all interest rate swaps. The termination resulted in a loss of $18.4 million for the year ended December 31, 2024.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed with derivative counterparties – mostly highly rated counterparties rated A+ or higher. The Company also attempts to minimize its exposure to credit risk through the use of issuer limits and various credit monitoring techniques. The Company held $0 cash in 2025, of collateral pledged by third parties related to over-the-counter derivative transactions.

13.    Subsequent Events

The Company evaluated events subsequent to December 31, 2025 and through April 14, 2026, the date the Company’s statutory financial statements were available to be issued. On July 21, 2025, the Rehabilitator proposed modifications to the moratorium. The proposed modifications seek to ease the current restrictions imposed by the moratorium on owners of certain non-variable universal life insurance policies and certain owners of fixed indexed annuities. On December 24, 2025, the Court granted the motion to modify the moratorium. During March 2026, election packages began to be mailed to eligible policy and annuity holders, which gave those policy and annuity holders 45 days to elect one of the options available to them under the moratorium modifications. One of the options available to certain non-variable universal life insurance policies is to surrender the policy, stop paying cost of insurance charges or premiums and establish a claim in the rehabilitation proceedings. The basis for such a claim would be the policy’s cash surrender value as of the election date plus an enhancement equal to the amount the policyholder has paid in cost of insurance charges from July 1, 2024 to November 28, 2025, resulting in an adjusted surrender value (“ASV”). If a policyholder elects this option, all premiums paid in cash after November 1, 2025 will be refunded and all cost of insurance deducted after this date reversed. The election of this option allows the policyholder to fix a claim for the ASV with no ongoing obligation for cost of insurance charges or premium payments. If a large number of policyholders elect the ASV option, it may have a material impact on the Company’s reserves for future policy benefits and contract claims (other liabilities).

There were no other material events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

PHL Variable Insurance Company, In Rehabilitation
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2025

(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$40,308	38,722	$40,308
States, municipalities and political subdivisions	16,761	15,014	16,761
Foreign governments	239	203	239
All other corporate bonds [1]	579,339	534,699	579,339
Redeemable preferred stock	908	822	822
Total fixed maturities	637,555	589,460	637,469
Equity securities:
Common stock:
Industrial, miscellaneous and all other	592	639	639
Nonredeemable preferred stock	—	—	—
Total equity securities	592	639	639
Mortgage loans	22,795	21,567	22,795
Real estate, at depreciated cost	—	XXX	—
Contract loans	73,883	XXX	73,883
Other invested assets [1]	27,386	27,275	27,386
Cash and short-term investments	475,635	475,636	475,635
Receivables for securities	3,752	XXX	3,752
Total cash and invested assets	$1,241,598		$1,241,559
———————
[1] Amortized cost and fair value amounts exclude $38,474 and $38,085, respectively, of related-party bonds and other invested assets.

See accompanying independent auditors’ report.

PHL Variable Insurance Company, In Rehabilitation
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2024
(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$24,992	$23,233	$24,992
States, municipalities and political subdivisions	—	—	—
Foreign governments	238	192	238
All other corporate bonds [1]	618,134	547,780	618,051
Redeemable preferred stock	1,158	1,086	1,086
Total fixed maturities	644,522	572,291	644,367
Equity securities:
Common stock:
Industrial, miscellaneous and all other	2,262	1,692	1,692
Nonredeemable preferred stock	—	—	—
Total equity securities	2,262	1,692	1,692
Mortgage loans	23,771	21,655	23,771
Real estate, at depreciated cost	—	XXX	—
Contract loans	74,874	XXX	74,874
Other invested assets [1]	54,523	58,430	54,523
Cash and short-term investments	121,121	121,109	121,121
Receivables for securities	6,512	XXX	6,512
Total cash and invested assets	$927,585		$926,860
———————
[1] Amortized cost and fair value amounts exclude $67,041 and $66,346, respectively, of related-party bonds and other invested assets. Certain affiliated investments were included in all other corporate bonds and other investment assets in 2024. These investments have been removed in the 2025 disclosure.

See accompanying independent auditors’ report.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Supplementary Insurance Information For the years ended December 31, 2025 and 2024
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2025:
Insurance Segment	$2,677,470	$1,617	$—	$34,325	$(148,130)	$228,334

2024:
Insurance Segment	$2,540,373	$7,880	—	$32,923	$1,608,798	$287,014

2023:
Insurance Segment	$390,248	$4,172	$—	$45,175	$(158,721)	$281,532

See accompanying independent auditors’ report

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Supplementary Schedule - Reinsurance For the years ended December 31, 2025, 2024 and 2023
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2025	$13,583,035	$15,423,984	$1,840,949	$—	—%
2024	26,724,133	28,521,273	1,797,140	—	—%
2023	31,553,595	33,255,328	1,701,733	—	—%

Life insurance premiums:
2025	$286,907	$291,116	$4,209	$—	—%
2024	374,184	378,961	4,777	—	—%
2023	420,413	424,557	4,144	—	—%

See accompanying independent auditors’ report

Financial Statements

PHL Variable Accumulation Account

December 31, 2025

With Report of Independent Registered Public Accounting Firm

PHL Variable Accumulation Account

Financial Statements

December 31, 2025

Contents

Audited Financial Statements

PHL Variable Accumulation Account
Statements of Net Assets
December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

AB VPS Balanced Hedged Allocation Portfolio	105,094	$1,195,270	$1,033,075	$1,033,075	479,258	$2.01	$2.26
Alger Capital Appreciation Portfolio	18,879	792,135	2,432,593	2,432,593	134,030	14.55	26.72
Columbia Variable Portfolio – Acorn Fund (a)	1,108,385	21,409,181	17,623,323	17,623,323	1,523,859	2.93	13.05
Columbia Variable Portfolio – Acorn International Fund (a)	875,228	21,540,776	17,889,664	17,889,664	4,596,839	1.53	9.55
CVT S&P MidCap 400 Index Portfolio (a)	7,270	495,173	926,379	926,379	223,462	3.71	4.48
DWS Equity 500 Index VIP	448,309	5,159,684	14,592,470	14,592,470	1,160,903	4.77	15.14
DWS Small Cap Index VIP	24,394	332,490	366,396	366,396	102,809	3.31	3.79
Federated Hermes Fund for U.S. Government Securities II	1,665,352	19,230,373	15,504,430	15,504,430	5,709,912	1.11	3.57
Federated Hermes Government Money Fund II	10,573,336	10,573,336	10,573,336	10,573,336	10,952,113	0.83	1.03
Federated Hermes High Income Bond Fund II	344,954	2,623,144	1,993,833	1,993,833	384,346	2.21	7.10
Fidelity® VIP Contrafund® Portfolio	280,966	7,620,726	16,669,736	16,669,736	1,140,167	5.52	21.09
Fidelity® VIP Growth Opportunities Portfolio	378,881	6,669,777	37,547,120	37,547,120	2,889,731	8.45	23.42
Fidelity® VIP Growth Portfolio	97,897	3,739,336	9,452,923	9,452,923	744,600	7.00	16.41
Fidelity® VIP Investment Grade Bond Portfolio	1,002,449	12,402,137	11,207,375	11,207,375	7,632,000	1.35	1.60
Franklin Income VIP Fund	438,195	7,448,941	6,643,033	6,643,033	2,982,915	2.08	2.70
Franklin Mutual Shares VIP Fund	541,724	9,097,518	8,721,751	8,721,751	2,701,006	1.99	8.70
FTVIP Franklin DynaTech Fund	30,571	207,357	201,154	201,154	37,797	4.90	5.71
Invesco V.I. American Franchise Fund	98,975	3,914,220	8,017,007	8,017,007	1,513,797	4.90	5.55
Invesco V.I. Core Equity Fund	50,830	1,320,807	1,831,389	1,831,389	446,976	3.70	4.43
Invesco V.I. Discovery Large Cap Fund (a)	11,325	492,372	671,000	671,000	138,419	4.45	5.32
Invesco V.I. Equity and Income Fund	47,167	748,694	854,670	854,670	282,741	2.68	3.34
Invesco V.I. Global Fund	16,345	572,565	593,334	593,334	179,370	3.02	3.77
Invesco V.I. Main Street Mid Cap Fund®	49,207	631,473	541,767	541,767	156,398	3.17	3.84
Invesco V.I. Main Street Small Cap Fund®	363,048	7,086,128	10,060,056	10,060,056	2,936,974	3.28	3.92
Lazard Retirement US Small Cap Equity Select Portfolio	25,411	603,070	329,071	329,071	102,325	2.98	3.49
Lord Abbett Series Fund Bond Debenture Portfolio	130,713	1,484,069	1,386,865	1,386,865	598,836	2.02	2.56
Lord Abbett Series Fund Growth and Income Portfolio	443,909	12,157,098	18,626,413	18,626,413	4,966,807	2.89	4.06
Lord Abbett Series Fund Mid Cap Stock Portfolio	49,025	1,021,692	1,277,094	1,277,094	438,041	2.23	3.26
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	127,539	1,201,851	2,171,988	2,171,988	724,842	2.78	3.19
Morningstar Balanced ETF Asset Allocation Portfolio	988,072	10,330,738	11,115,808	11,115,808	5,259,176	1.97	2.26

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

5

PHL Variable Accumulation Account
Statements of Net Assets (continued)
December 31, 2025

SubAccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Morningstar Growth ETF Asset Allocation Portfolio	309,223	$3,010,264	$4,128,121	$4,128,121	1,585,374	$2.43	$2.79
Morningstar Income and Growth ETF Asset Allocation Portfolio	719,565	7,575,399	7,490,669	7,490,669	4,495,006	1.52	1.79
Neuberger Berman AMT Mid Cap Growth Portfolio	26,546	678,618	637,630	637,630	270,848	2.23	2.45
Neuberger Berman AMT Quality Equity Portfolio (a)	377,242	9,995,455	16,153,483	16,153,483	7,460,278	2.10	2.23
PIMCO CommodityReal Return® Strategy Portfolio	1,258,143	29,085,234	8,077,276	8,077,276	9,603,103	0.76	0.91
PIMCO Real Return Portfolio	44,597	556,463	535,615	535,615	341,504	1.40	1.68
PIMCO Total Return Portfolio	180,670	1,832,286	1,707,328	1,707,328	1,049,259	1.44	1.77
Rydex VT Inverse Government Long Bond Strategy Fund	714	235,869	77,994	77,994	253,865	0.29	0.35
Rydex VT Nova Fund	548	21,103	140,921	140,921	13,706	9.37	11.51
Templeton Developing Markets VIP Fund	79,133	729,532	955,929	955,929	340,761	1.66	8.63
Templeton Foreign VIP Fund	161,648	2,474,071	2,621,927	2,621,927	755,571	1.41	5.16
Templeton Growth VIP Fund	549,748	7,269,638	7,778,932	7,778,932	3,151,663	1.61	6.95
TVST Touchstone Balanced Fund	40,942	510,095	580,563	580,563	182,874	2.80	3.40
TVST Touchstone Bond Fund	900,634	9,113,018	7,889,552	7,889,552	5,545,143	1.30	1.54
TVST Touchstone Common Stock Fund	2,611,413	36,592,318	33,713,342	33,713,342	6,560,376	4.71	5.57
TVST Touchstone Small Company Fund	349,649	5,058,276	4,958,021	4,958,021	1,233,050	3.68	4.35
Virtus Duff & Phelps Real Estate Securities Series	673,456	15,935,910	13,785,654	13,785,654	3,275,706	2.20	21.33
Virtus KAR Capital Growth Series	744,987	16,595,995	25,389,165	25,389,165	4,371,509	4.13	9.52
Virtus KAR Enhanced Core Equity Series	1,531,176	17,571,358	19,354,064	19,354,064	3,639,658	2.67	7.57
Virtus KAR Small-Cap Growth Series	748,607	10,681,934	11,468,658	11,468,658	711,222	3.59	17.83
Virtus KAR Small-Cap Value Series	1,271,983	16,929,389	17,553,371	17,553,371	3,984,018	2.27	13.09
Virtus Newfleet Multi-Sector Intermediate Bond Series	2,361,744	21,951,322	20,523,553	20,523,553	7,483,455	1.90	6.76
Virtus SGA International Growth Series	3,373,312	53,774,163	45,033,720	45,033,720	21,980,712	1.23	5.52
Virtus VIT Tactical Allocation Series (a)	601,461	8,403,023	7,145,356	7,145,356	1,234,793	2.48	7.58

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

6

PHL Variable Accumulation Account
Statements of Operations and Change in Net Assets
Years Ended December 31, 2025 and 2024

	AB VPS Balanced Hedged Allocation Portfolio	Alger Capital Appreciation Portfolio	Columbia Variable Portfolio – Acorn Fund (a)
Net assets as of December 31, 2023	$3,092,969	$3,143,822	$26,971,998
Investment income (loss):
Dividend distributions	23,514	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(32,140)	(37,568)	(316,467)
Net investment income (loss)	(8,626)	(37,568)	(316,467)
Increase (decrease) in net assets from operations:
Capital gain distributions	27,085	-	-
Realized capital gain (loss) on investments	(334,780)	868,459	1,275,554
Change in unrealized appreciation (depreciation)	477,262	356,604	1,885,488
Net gain (loss) on investments	169,567	1,225,063	3,161,042
Net increase (decrease) in net assets from operations	160,941	1,187,495	2,844,575
Contract owner transactions:
Deposits	2,499	60,820	186,742
Terminations, withdrawals and annuity payments	(2,022,671)	(1,873,756)	(8,552,501)
Transfers between subaccounts, net	(227)	(33,025)	(655,145)
Maintenance charges and mortality adjustments	(38,402)	(1,202)	24,583
Increase (decrease) in net assets from contract transactions	(2,058,801)	(1,847,163)	(8,996,321)
Total increase (decrease) in net assets	(1,897,860)	(659,668)	(6,151,746)
Net assets as of December 31, 2024	$1,195,109	$2,484,154	$20,820,252
Investment income (loss):
Dividend distributions	18,837	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(14,322)	(28,199)	(237,021)
Net investment income (loss)	4,515	(28,199)	(237,021)
Increase (decrease) in net assets from operations:
Capital gain distributions	52,210	382,371	-
Realized capital gain (loss) on investments	(56,548)	551,680	(1,506,231)
Change in unrealized appreciation (depreciation)	150,175	(276,335)	2,200,644
Net gain (loss) on investments	145,837	657,716	694,413
Net increase (decrease) in net assets from operations	150,352	629,517	457,392
Contract owner transactions:
Deposits	(833)	60	16,096
Terminations, withdrawals and annuity payments	(138,722)	(656,652)	(3,579,976)
Transfers between subaccounts, net	(160,650)	(23,722)	(76,747)
Maintenance charges and mortality adjustments	(12,181)	(764)	(13,694)
Increase (decrease) in net assets from contract transactions	(312,386)	(681,078)	(3,654,321)
Total increase (decrease) in net assets	(162,034)	(51,561)	(3,196,929)
Net assets as of December 31, 2025	$1,033,075	$2,432,593	$17,623,323

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

7

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Columbia Variable Portfolio – Acorn International Fund (a)	CVT S&P MidCap 400 Index Portfolio (a)	DWS Equity 500 Index VIP
Net assets as of December 31, 2023	$27,886,318	$2,028,861	$19,290,897
Investment income (loss):
Dividend distributions	332,248	14,913	245,011
Investment Expenses:
Mortality and expense risk and administrative charges	(314,577)	(22,267)	(224,496)
Net investment income (loss)	17,671	(7,354)	20,515
Increase (decrease) in net assets from operations:
Capital gain distributions	-	53,744	1,167,199
Realized capital gain (loss) on investments	(430,596)	347,724	3,566,389
Change in unrealized appreciation (depreciation)	(1,644,900)	(205,023)	(976,659)
Net gain (loss) on investments	(2,075,496)	196,445	3,756,929
Net increase (decrease) in net assets from operations	(2,057,825)	189,091	3,777,444
Contract owner transactions:
Deposits	29,453	8,691	633
Terminations, withdrawals and annuity payments	(7,783,394)	(624,621)	(6,940,843)
Transfers between subaccounts, net	827,674	(22,509)	(634,018)
Maintenance charges and mortality adjustments	(37,106)	(771)	(30,784)
Increase (decrease) in net assets from contract transactions	(6,963,373)	(639,210)	(7,605,012)
Total increase (decrease) in net assets	(9,021,198)	(450,119)	(3,827,568)
Net assets as of December 31, 2024	$18,865,120	$1,578,742	$15,463,329
Investment income (loss):
Dividend distributions	238,557	13,102	165,563
Investment Expenses:
Mortality and expense risk and administrative charges	(251,703)	(15,827)	(190,228)
Net investment income (loss)	(13,146)	(2,725)	(24,665)
Increase (decrease) in net assets from operations:
Capital gain distributions	95,686	78,876	1,369,790
Realized capital gain (loss) on investments	(412,950)	82,075	1,127,101
Change in unrealized appreciation (depreciation)	2,458,784	(114,456)	(158,819)
Net gain (loss) on investments	2,141,520	46,495	2,338,072
Net increase (decrease) in net assets from operations	2,128,374	43,770	2,313,407
Contract owner transactions:
Deposits	28,095	15,177	37,178
Terminations, withdrawals and annuity payments	(3,498,152)	(479,938)	(3,243,576)
Transfers between subaccounts, net	416,278	(230,633)	26,792
Maintenance charges and mortality adjustments	(50,051)	(739)	(4,660)
Increase (decrease) in net assets from contract transactions	(3,103,830)	(696,133)	(3,184,266)
Total increase (decrease) in net assets	(975,456)	(652,363)	(870,859)
Net assets as of December 31, 2025	$17,889,664	$926,379	$14,592,470

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

8

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	DWS Small Cap Index VIP	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II
Net assets as of December 31, 2023	$573,857	$23,205,671	$15,761,447
Investment income (loss):
Dividend distributions	6,780	780,094	636,851
Investment Expenses:
Mortality and expense risk and administrative charges	(6,365)	(253,198)	(182,780)
Net investment income (loss)	415	526,896	454,071
Increase (decrease) in net assets from operations:
Capital gain distributions	15,892	-	-
Realized capital gain (loss) on investments	22,864	(1,374,684)	-
Change in unrealized appreciation (depreciation)	6,883	711,279	-
Net gain (loss) on investments	45,639	(663,405)	-
Net increase (decrease) in net assets from operations	46,054	(136,509)	454,071
Contract owner transactions:
Deposits	-	6,526	6,384
Terminations, withdrawals and annuity payments	(112,431)	(6,756,005)	(5,956,863)
Transfers between subaccounts, net	13,713	1,074,901	1,465,330
Maintenance charges and mortality adjustments	(388)	(64,144)	(72,694)
Increase (decrease) in net assets from contract transactions	(99,106)	(5,738,722)	(4,557,843)
Total increase (decrease) in net assets	(53,052)	(5,875,231)	(4,103,772)
Net assets as of December 31, 2024	$520,805	$17,330,440	$11,657,675
Investment income (loss):
Dividend distributions	5,737	680,408	406,499
Investment Expenses:
Mortality and expense risk and administrative charges	(4,979)	(206,333)	(144,216)
Net investment income (loss)	758	474,075	262,283
Increase (decrease) in net assets from operations:
Capital gain distributions	24,499	-	-
Realized capital gain (loss) on investments	1,470	(562,525)	-
Change in unrealized appreciation (depreciation)	8,203	972,938	-
Net gain (loss) on investments	34,172	410,413	-
Net increase (decrease) in net assets from operations	34,930	884,488	262,283
Contract owner transactions:
Deposits	-	48,961	15,805
Terminations, withdrawals and annuity payments	(99,856)	(3,165,977)	(2,554,538)
Transfers between subaccounts, net	(89,135)	447,682	1,231,850
Maintenance charges and mortality adjustments	(348)	(41,164)	(39,739)
Increase (decrease) in net assets from contract transactions	(189,339)	(2,710,498)	(1,346,622)
Total increase (decrease) in net assets	(154,409)	(1,826,010)	(1,084,339)
Net assets as of December 31, 2025	$366,396	$15,504,430	$10,573,336

The accompanying notes are an integral part of these financial statements.

9

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Federated Hermes High Income Bond Fund II	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Growth Opportunities Portfolio
Net assets as of December 31, 2023	$3,348,334	$20,774,249	$48,421,248
Investment income (loss):
Dividend distributions	184,317	18,373	-
Investment Expenses:
Mortality and expense risk and administrative charges	(39,919)	(275,346)	(604,648)
Net investment income (loss)	144,398	(256,973)	(604,648)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,170,883	-
Realized capital gain (loss) on investments	(269,214)	4,702,350	15,647,154
Change in unrealized appreciation (depreciation)	262,314	(538,359)	(402,987)
Net gain (loss) on investments	(6,900)	6,334,874	15,244,167
Net increase (decrease) in net assets from operations	137,498	6,077,901	14,639,519
Contract owner transactions:
Deposits	2,604	110,926	45,814
Terminations, withdrawals and annuity payments	(1,000,284)	(7,885,907)	(16,780,810)
Transfers between subaccounts, net	22,719	(200,266)	(5,960,082)
Maintenance charges and mortality adjustments	(5,001)	(23,855)	(282,856)
Increase (decrease) in net assets from contract transactions	(979,962)	(7,999,102)	(22,977,934)
Total increase (decrease) in net assets	(842,464)	(1,921,201)	(8,338,415)
Net assets as of December 31, 2024	$2,505,870	$18,853,048	$40,082,833
Investment income (loss):
Dividend distributions	143,574	7,910	-
Investment Expenses:
Mortality and expense risk and administrative charges	(29,649)	(221,710)	(492,904)
Net investment income (loss)	113,925	(213,800)	(492,904)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,628,460	584,512
Realized capital gain (loss) on investments	(227,413)	1,825,924	7,158,866
Change in unrealized appreciation (depreciation)	256,336	(1,148,523)	(227,611)
Net gain (loss) on investments	28,923	3,305,861	7,515,767
Net increase (decrease) in net assets from operations	142,848	3,092,061	7,022,863
Contract owner transactions:
Deposits	31,123	10,181	18,954
Terminations, withdrawals and annuity payments	(589,449)	(4,409,504)	(6,757,993)
Transfers between subaccounts, net	(92,489)	(868,296)	(2,664,701)
Maintenance charges and mortality adjustments	(4,070)	(7,754)	(154,836)
Increase (decrease) in net assets from contract transactions	(654,885)	(5,275,373)	(9,558,576)
Total increase (decrease) in net assets	(512,037)	(2,183,312)	(2,535,713)
Net assets as of December 31, 2025	$1,993,833	$16,669,736	$37,547,120

The accompanying notes are an integral part of these financial statements.

10

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Investment Grade Bond Portfolio	Franklin Income VIP Fund
Net assets as of December 31, 2023	$11,606,220	$15,689,933	$9,737,962
Investment income (loss):
Dividend distributions	-	428,733	482,811
Investment Expenses:
Mortality and expense risk and administrative charges	(150,182)	(186,210)	(126,202)
Net investment income (loss)	(150,182)	242,523	356,609
Increase (decrease) in net assets from operations:
Capital gain distributions	2,259,772	-	39,557
Realized capital gain (loss) on investments	2,356,884	(373,253)	(283,019)
Change in unrealized appreciation (depreciation)	(1,415,894)	200,068	393,586
Net gain (loss) on investments	3,200,762	(173,185)	150,124
Net increase (decrease) in net assets from operations	3,050,580	69,338	506,733
Contract owner transactions:
Deposits	91,393	15,466	179,258
Terminations, withdrawals and annuity payments	(3,911,372)	(5,158,909)	(2,839,107)
Transfers between subaccounts, net	(508,810)	1,389,390	78,603
Maintenance charges and mortality adjustments	(5,956)	(122,393)	(95,325)
Increase (decrease) in net assets from contract transactions	(4,334,745)	(3,876,446)	(2,676,571)
Total increase (decrease) in net assets	(1,284,165)	(3,807,108)	(2,169,838)
Net assets as of December 31, 2024	$10,322,055	$11,882,825	$7,568,124
Investment income (loss):
Dividend distributions	18,436	397,068	369,250
Investment Expenses:
Mortality and expense risk and administrative charges	(123,217)	(154,835)	(100,867)
Net investment income (loss)	(104,781)	242,233	268,383
Increase (decrease) in net assets from operations:
Capital gain distributions	1,188,692	-	77,615
Realized capital gain (loss) on investments	158,942	(80,135)	(189,337)
Change in unrealized appreciation (depreciation)	(63,852)	507,831	585,318
Net gain (loss) on investments	1,283,782	427,696	473,596
Net increase (decrease) in net assets from operations	1,179,001	669,929	741,979
Contract owner transactions:
Deposits	28,458	9,864	(169,379)
Terminations, withdrawals and annuity payments	(1,885,415)	(2,188,096)	(1,613,293)
Transfers between subaccounts, net	(136,177)	909,960	190,331
Maintenance charges and mortality adjustments	(54,999)	(77,107)	(74,729)
Increase (decrease) in net assets from contract transactions	(2,048,133)	(1,345,379)	(1,667,070)
Total increase (decrease) in net assets	(869,132)	(675,450)	(925,091)
Net assets as of December 31, 2025	$9,452,923	$11,207,375	$6,643,033

The accompanying notes are an integral part of these financial statements.

11

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Franklin Mutual Shares VIP Fund	FTVIP Franklin DynaTech Fund	Invesco V.I. American Franchise Fund
Net assets as of December 31, 2023	$13,015,900	$291,773	$11,280,038
Investment income (loss):
Dividend distributions	210,133	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(164,168)	(3,139)	(136,409)
Net investment income (loss)	45,965	(3,139)	(136,409)
Increase (decrease) in net assets from operations:
Capital gain distributions	218,520	-	-
Realized capital gain (loss) on investments	76,676	27,371	1,772,513
Change in unrealized appreciation (depreciation)	820,378	40,445	1,537,537
Net gain (loss) on investments	1,115,574	67,816	3,310,050
Net increase (decrease) in net assets from operations	1,161,539	64,677	3,173,641
Contract owner transactions:
Deposits	242,707	6,968	7,891
Terminations, withdrawals and annuity payments	(3,694,521)	(177,398)	(3,885,899)
Transfers between subaccounts, net	(329,649)	(4,394)	(1,189,070)
Maintenance charges and mortality adjustments	(94,243)	(246)	(42,055)
Increase (decrease) in net assets from contract transactions	(3,875,706)	(175,070)	(5,109,133)
Total increase (decrease) in net assets	(2,714,167)	(110,393)	(1,935,492)
Net assets as of December 31, 2024	$10,301,733	$181,380	$9,344,546
Investment income (loss):
Dividend distributions	198,387	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(132,107)	(2,474)	(106,670)
Net investment income (loss)	66,280	(2,474)	(106,670)
Increase (decrease) in net assets from operations:
Capital gain distributions	977,455	-	750,295
Realized capital gain (loss) on investments	50,373	4,491	1,069,525
Change in unrealized appreciation (depreciation)	(182,895)	28,003	(865,590)
Net gain (loss) on investments	844,933	32,494	954,230
Net increase (decrease) in net assets from operations	911,213	30,020	847,560
Contract owner transactions:
Deposits	(151,677)	1,900	17,481
Terminations, withdrawals and annuity payments	(2,496,758)	(7,626)	(1,892,261)
Transfers between subaccounts, net	232,399	(1,771)	(280,861)
Maintenance charges and mortality adjustments	(75,159)	(2,749)	(19,458)
Increase (decrease) in net assets from contract transactions	(2,491,195)	(10,246)	(2,175,099)
Total increase (decrease) in net assets	(1,579,982)	19,774	(1,327,539)
Net assets as of December 31, 2025	$8,721,751	$201,154	$8,017,007

The accompanying notes are an integral part of these financial statements.

12

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Invesco V.I. Core Equity Fund	Invesco V.I. Discovery Large Cap Fund (a)	Invesco V.I. Equity and Income Fund
Net assets as of December 31, 2023	$2,163,433	$797,527	$1,470,081
Investment income (loss):
Dividend distributions	13,311	-	18,911
Investment Expenses:
Mortality and expense risk and administrative charges	(27,435)	(9,870)	(18,392)
Net investment income (loss)	(14,124)	(9,870)	519
Increase (decrease) in net assets from operations:
Capital gain distributions	159,864	-	46,194
Realized capital gain (loss) on investments	158,677	77,640	40,052
Change in unrealized appreciation (depreciation)	159,099	157,678	51,045
Net gain (loss) on investments	477,640	235,318	137,291
Net increase (decrease) in net assets from operations	463,516	225,448	137,810
Contract owner transactions:
Deposits	40,626	-	-
Terminations, withdrawals and annuity payments	(605,283)	(315,872)	(480,871)
Transfers between subaccounts, net	(115,739)	(18,430)	13,836
Maintenance charges and mortality adjustments	(9,274)	(1,129)	(3,217)
Increase (decrease) in net assets from contract transactions	(689,670)	(335,431)	(470,252)
Total increase (decrease) in net assets	(226,154)	(109,983)	(332,442)
Net assets as of December 31, 2024	$1,937,279	$687,544	$1,137,639
Investment income (loss):
Dividend distributions	11,572	-	15,723
Investment Expenses:
Mortality and expense risk and administrative charges	(23,680)	(8,486)	(13,358)
Net investment income (loss)	(12,108)	(8,486)	2,365
Increase (decrease) in net assets from operations:
Capital gain distributions	133,221	82,048	45,111
Realized capital gain (loss) on investments	70,464	32,312	5,962
Change in unrealized appreciation (depreciation)	65,639	(31,390)	41,832
Net gain (loss) on investments	269,324	82,970	92,905
Net increase (decrease) in net assets from operations	257,216	74,484	95,270
Contract owner transactions:
Deposits	32,324	3,025	14,127
Terminations, withdrawals and annuity payments	(317,556)	(93,702)	(290,844)
Transfers between subaccounts, net	(72,981)	(453)	(99,142)
Maintenance charges and mortality adjustments	(4,893)	102	(2,380)
Increase (decrease) in net assets from contract transactions	(363,106)	(91,028)	(378,239)
Total increase (decrease) in net assets	(105,890)	(16,544)	(282,969)
Net assets as of December 31, 2025	$1,831,389	$671,000	$854,670

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

13

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Invesco V.I. Global Fund	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®
Net assets as of December 31, 2023	$1,073,606	$773,139	$14,883,579
Investment income (loss):
Dividend distributions	-	3,429	-
Investment Expenses:
Mortality and expense risk and administrative charges	(12,760)	(10,163)	(178,211)
Net investment income (loss)	(12,760)	(6,734)	(178,211)
Increase (decrease) in net assets from operations:
Capital gain distributions	42,860	24,707	428,279
Realized capital gain (loss) on investments	95,843	1,039	1,719,351
Change in unrealized appreciation (depreciation)	17,102	108,559	(596,531)
Net gain (loss) on investments	155,805	134,305	1,551,099
Net increase (decrease) in net assets from operations	143,045	127,571	1,372,888
Contract owner transactions:
Deposits	8,484	-	11,245
Terminations, withdrawals and annuity payments	(524,507)	(295,944)	(4,833,599)
Transfers between subaccounts, net	(19,856)	(31,864)	(153,248)
Maintenance charges and mortality adjustments	(929)	(404)	(99,796)
Increase (decrease) in net assets from contract transactions	(536,808)	(328,212)	(5,075,398)
Total increase (decrease) in net assets	(393,763)	(200,641)	(3,702,510)
Net assets as of December 31, 2024	$679,843	$572,498	$11,181,069
Investment income (loss):
Dividend distributions	-	1,714	22,951
Investment Expenses:
Mortality and expense risk and administrative charges	(9,083)	(9,097)	(138,192)
Net investment income (loss)	(9,083)	(7,383)	(115,241)
Increase (decrease) in net assets from operations:
Capital gain distributions	112,425	50,560	1,020,489
Realized capital gain (loss) on investments	20,440	37,093	635,218
Change in unrealized appreciation (depreciation)	(44,226)	(5,096)	(842,161)
Net gain (loss) on investments	88,639	82,557	813,546
Net increase (decrease) in net assets from operations	79,556	75,174	698,305
Contract owner transactions:
Deposits	20,161	-	2,044
Terminations, withdrawals and annuity payments	(177,351)	(353,919)	(2,115,262)
Transfers between subaccounts, net	(7,969)	248,135	352,924
Maintenance charges and mortality adjustments	(906)	(121)	(59,024)
Increase (decrease) in net assets from contract transactions	(166,065)	(105,905)	(1,819,318)
Total increase (decrease) in net assets	(86,509)	(30,731)	(1,121,013)
Net assets as of December 31, 2025	$593,334	$541,767	$10,060,056

The accompanying notes are an integral part of these financial statements.

14

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Lazard Retirement US Small Cap Equity Select Portfolio	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio
Net assets as of December 31, 2023	$420,282	$1,973,832	$25,035,250
Investment income (loss):
Dividend distributions	-	76,886	169,644
Investment Expenses:
Mortality and expense risk and administrative charges	(5,673)	(23,350)	(297,476)
Net investment income (loss)	(5,673)	53,536	(127,832)
Increase (decrease) in net assets from operations:
Capital gain distributions	15,160	-	1,473,200
Realized capital gain (loss) on investments	(5,305)	(41,927)	3,089,519
Change in unrealized appreciation (depreciation)	34,872	76,432	(247,800)
Net gain (loss) on investments	44,727	34,505	4,314,919
Net increase (decrease) in net assets from operations	39,054	88,041	4,187,087
Contract owner transactions:
Deposits	-	100	16,456
Terminations, withdrawals and annuity payments	(36,970)	(696,557)	(8,058,921)
Transfers between subaccounts, net	(21)	14,570	(1,016,767)
Maintenance charges and mortality adjustments	(437)	(1,915)	(93,686)
Increase (decrease) in net assets from contract transactions	(37,428)	(683,802)	(9,152,918)
Total increase (decrease) in net assets	1,626	(595,761)	(4,965,831)
Net assets as of December 31, 2024	$421,908	$1,378,071	$20,069,419
Investment income (loss):
Dividend distributions	-	80,968	101,295
Investment Expenses:
Mortality and expense risk and administrative charges	(5,113)	(19,368)	(242,177)
Net investment income (loss)	(5,113)	61,600	(140,882)
Increase (decrease) in net assets from operations:
Capital gain distributions	50,731	-	1,911,050
Realized capital gain (loss) on investments	(79,089)	(9,207)	974,376
Change in unrealized appreciation (depreciation)	36,708	50,812	50,202
Net gain (loss) on investments	8,350	41,605	2,935,628
Net increase (decrease) in net assets from operations	3,237	103,205	2,794,746
Contract owner transactions:
Deposits	-	10,834	22,981
Terminations, withdrawals and annuity payments	(32,971)	(369,141)	(3,550,784)
Transfers between subaccounts, net	(62,830)	265,423	(662,740)
Maintenance charges and mortality adjustments	(273)	(1,527)	(47,209)
Increase (decrease) in net assets from contract transactions	(96,074)	(94,411)	(4,237,752)
Total increase (decrease) in net assets	(92,837)	8,794	(1,443,006)
Net assets as of December 31, 2025	$329,071	$1,386,865	$18,626,413

The accompanying notes are an integral part of these financial statements.

15

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Lord Abbett Series Fund Mid Cap Stock Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio
Net assets as of December 31, 2023	$1,686,454	$4,152,903	$13,434,613
Investment income (loss):
Dividend distributions	6,599	31,210	188,360
Investment Expenses:
Mortality and expense risk and administrative charges	(22,230)	(43,591)	(171,421)
Net investment income (loss)	(15,631)	(12,381)	16,939
Increase (decrease) in net assets from operations:
Capital gain distributions	148,493	36,148	100,970
Realized capital gain (loss) on investments	129,860	784,991	412,726
Change in unrealized appreciation (depreciation)	(54,199)	(349,933)	541,377
Net gain (loss) on investments	224,154	471,206	1,055,073
Net increase (decrease) in net assets from operations	208,523	458,825	1,072,012
Contract owner transactions:
Deposits	65,804	4,385	700
Terminations, withdrawals and annuity payments	(505,535)	(2,102,908)	(3,810,553)
Transfers between subaccounts, net	33,062	(52,049)	(371,042)
Maintenance charges and mortality adjustments	(2,114)	(16,207)	(141,387)
Increase (decrease) in net assets from contract transactions	(408,783)	(2,166,779)	(4,322,282)
Total increase (decrease) in net assets	(200,260)	(1,707,954)	(3,250,270)
Net assets as of December 31, 2024	$1,486,194	$2,444,949	$10,184,343
Investment income (loss):
Dividend distributions	4,113	23,400	203,548
Investment Expenses:
Mortality and expense risk and administrative charges	(18,000)	(31,054)	(135,310)
Net investment income (loss)	(13,887)	(7,654)	68,238
Increase (decrease) in net assets from operations:
Capital gain distributions	104,704	148,407	1,151,027
Realized capital gain (loss) on investments	39,292	267,111	215,480
Change in unrealized appreciation (depreciation)	(59,397)	(4,860)	(237,400)
Net gain (loss) on investments	84,599	410,658	1,129,107
Net increase (decrease) in net assets from operations	70,712	403,004	1,197,345
Contract owner transactions:
Deposits	9,285	-	-
Terminations, withdrawals and annuity payments	(224,215)	(671,316)	(1,764,621)
Transfers between subaccounts, net	(61,632)	1,811	1,622,537
Maintenance charges and mortality adjustments	(3,250)	(6,460)	(123,796)
Increase (decrease) in net assets from contract transactions	(279,812)	(675,965)	(265,880)
Total increase (decrease) in net assets	(209,100)	(272,961)	931,465
Net assets as of December 31, 2025	$1,277,094	$2,171,988	$11,115,808

The accompanying notes are an integral part of these financial statements.

16

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Mid Cap Growth Portfolio
Net assets as of December 31, 2023	$6,226,113	$13,717,458	$384,383
Investment income (loss):
Dividend distributions	64,405	191,217	-
Investment Expenses:
Mortality and expense risk and administrative charges	(74,537)	(159,297)	(6,249)
Net investment income (loss)	(10,132)	31,920	(6,249)
Increase (decrease) in net assets from operations:
Capital gain distributions	88,628	55,446	27,640
Realized capital gain (loss) on investments	473,284	7,214	17,967
Change in unrealized appreciation (depreciation)	66,014	719,810	51,926
Net gain (loss) on investments	627,926	782,470	97,533
Net increase (decrease) in net assets from operations	617,794	814,390	91,284
Contract owner transactions:
Deposits	371	671	-
Terminations, withdrawals and annuity payments	(2,392,816)	(5,707,450)	(112,398)
Transfers between subaccounts, net	33,650	(113,599)	114,264
Maintenance charges and mortality adjustments	(40,028)	(129,472)	264
Increase (decrease) in net assets from contract transactions	(2,398,823)	(5,949,850)	2,130
Total increase (decrease) in net assets	(1,781,029)	(5,135,460)	93,414
Net assets as of December 31, 2024	$4,445,084	$8,581,998	$477,797
Investment income (loss):
Dividend distributions	57,363	168,109	-
Investment Expenses:
Mortality and expense risk and administrative charges	(58,757)	(106,006)	(9,533)
Net investment income (loss)	(1,394)	62,103	(9,533)
Increase (decrease) in net assets from operations:
Capital gain distributions	288,046	590,544	99,487
Realized capital gain (loss) on investments	258,705	12,416	(61,445)
Change in unrealized appreciation (depreciation)	105,928	88,358	(80,207)
Net gain (loss) on investments	652,679	691,318	(42,165)
Net increase (decrease) in net assets from operations	651,285	753,421	(51,698)
Contract owner transactions:
Deposits	32,000	2,641	473,537
Terminations, withdrawals and annuity payments	(965,245)	(1,517,933)	(91,257)
Transfers between subaccounts, net	(2,191)	(244,951)	79,229
Maintenance charges and mortality adjustments	(32,812)	(84,507)	(249,978)
Increase (decrease) in net assets from contract transactions	(968,248)	(1,844,750)	211,531
Total increase (decrease) in net assets	(316,963)	(1,091,329)	159,833
Net assets as of December 31, 2025	$4,128,121	$7,490,669	$637,630

The accompanying notes are an integral part of these financial statements.

17

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Neuberger Berman AMT Quality Equity Portfolio (a)	PIMCO CommodityReal Return® Strategy Portfolio	PIMCO Real Return Portfolio
Net assets as of December 31, 2023	$23,449,222	$10,344,488	$706,825
Investment income (loss):
Dividend distributions	-	196,649	16,787
Investment Expenses:
Mortality and expense risk and administrative charges	(289,860)	(130,062)	(8,102)
Net investment income (loss)	(289,860)	66,587	8,685
Increase (decrease) in net assets from operations:
Capital gain distributions	873,811	-	-
Realized capital gain (loss) on investments	3,021,685	(879,920)	(11,346)
Change in unrealized appreciation (depreciation)	1,166,462	1,081,856	8,217
Net gain (loss) on investments	5,061,958	201,936	(3,129)
Net increase (decrease) in net assets from operations	4,772,098	268,523	5,556
Contract owner transactions:
Deposits	17,904	9,489	-
Terminations, withdrawals and annuity payments	(7,957,637)	(3,419,371)	(138,544)
Transfers between subaccounts, net	(1,968,878)	1,401,753	4,674
Maintenance charges and mortality adjustments	(165,613)	(77,564)	(482)
Increase (decrease) in net assets from contract transactions	(10,074,224)	(2,085,693)	(134,352)
Total increase (decrease) in net assets	(5,302,126)	(1,817,170)	(128,796)
Net assets as of December 31, 2024	$18,147,096	$8,527,318	$578,029
Investment income (loss):
Dividend distributions	-	229,687	17,529
Investment Expenses:
Mortality and expense risk and administrative charges	(223,477)	(113,057)	(6,803)
Net investment income (loss)	(223,477)	116,630	10,726
Increase (decrease) in net assets from operations:
Capital gain distributions	952,616	-	-
Realized capital gain (loss) on investments	1,249,763	(2,618,382)	(4,907)
Change in unrealized appreciation (depreciation)	(105,240)	3,845,728	28,694
Net gain (loss) on investments	2,097,139	1,227,346	23,787
Net increase (decrease) in net assets from operations	1,873,662	1,343,976	34,513
Contract owner transactions:
Deposits	6,907	3,251	-
Terminations, withdrawals and annuity payments	(3,246,168)	(1,635,366)	(78,198)
Transfers between subaccounts, net	(532,564)	(110,454)	1,501
Maintenance charges and mortality adjustments	(95,450)	(51,449)	(230)
Increase (decrease) in net assets from contract transactions	(3,867,275)	(1,794,018)	(76,927)
Total increase (decrease) in net assets	(1,993,613)	(450,042)	(42,414)
Net assets as of December 31, 2025	$16,153,483	$8,077,276	$535,615

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

18

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	PIMCO Total Return Portfolio	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund
Net assets as of December 31, 2023	$2,344,741	$82,707	$199,521
Investment income (loss):
Dividend distributions	75,643	3,090	-
Investment Expenses:
Mortality and expense risk and administrative charges	(25,919)	(1,183)	(2,675)
Net investment income (loss)	49,724	1,907	(2,675)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(130,411)	(51,341)	49,611
Change in unrealized appreciation (depreciation)	95,990	61,130	7,539
Net gain (loss) on investments	(34,421)	9,789	57,150
Net increase (decrease) in net assets from operations	15,303	11,696	54,475
Contract owner transactions:
Deposits	690	-	-
Terminations, withdrawals and annuity payments	(732,745)	(21,417)	(72,641)
Transfers between subaccounts, net	148,379	5,068	(670)
Maintenance charges and mortality adjustments	(980)	(168)	(186)
Increase (decrease) in net assets from contract transactions	(584,656)	(16,517)	(73,497)
Total increase (decrease) in net assets	(569,353)	(4,821)	(19,022)
Net assets as of December 31, 2024	$1,775,388	$77,886	$180,499
Investment income (loss):
Dividend distributions	77,861	5,457	-
Investment Expenses:
Mortality and expense risk and administrative charges	(24,581)	(1,155)	(2,119)
Net investment income (loss)	53,280	4,302	(2,119)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(16,382)	163	53,343
Change in unrealized appreciation (depreciation)	109,918	(4,198)	(21,174)
Net gain (loss) on investments	93,536	(4,035)	32,169
Net increase (decrease) in net assets from operations	146,816	267	30,050
Contract owner transactions:
Deposits	8,141	-	-
Terminations, withdrawals and annuity payments	(548,567)	(347)	(68,929)
Transfers between subaccounts, net	326,119	368	(601)
Maintenance charges and mortality adjustments	(569)	(180)	(98)
Increase (decrease) in net assets from contract transactions	(214,876)	(159)	(69,628)
Total increase (decrease) in net assets	(68,060)	108	(39,578)
Net assets as of December 31, 2025	$1,707,328	$77,994	$140,921

The accompanying notes are an integral part of these financial statements.

19

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund
Net assets as of December 31, 2023	$1,346,651	$3,514,784	$11,391,264
Investment income (loss):
Dividend distributions	49,205	80,174	98,717
Investment Expenses:
Mortality and expense risk and administrative charges	(14,757)	(41,731)	(144,927)
Net investment income (loss)	34,448	38,443	(46,210)
Increase (decrease) in net assets from operations:
Capital gain distributions	9,456	-	33,787
Realized capital gain (loss) on investments	(56,899)	(46,198)	(84,271)
Change in unrealized appreciation (depreciation)	84,509	(18,479)	588,468
Net gain (loss) on investments	37,066	(64,677)	537,984
Net increase (decrease) in net assets from operations	71,514	(26,234)	491,774
Contract owner transactions:
Deposits	875	117,813	188,443
Terminations, withdrawals and annuity payments	(466,342)	(988,398)	(3,484,991)
Transfers between subaccounts, net	(28,802)	88,596	114,064
Maintenance charges and mortality adjustments	(925)	(5,773)	(80,562)
Increase (decrease) in net assets from contract transactions	(495,194)	(787,762)	(3,263,046)
Total increase (decrease) in net assets	(423,680)	(813,996)	(2,771,272)
Net assets as of December 31, 2024	$922,971	$2,700,788	$8,619,992
Investment income (loss):
Dividend distributions	5,394	62,307	73,443
Investment Expenses:
Mortality and expense risk and administrative charges	(12,391)	(34,722)	(115,787)
Net investment income (loss)	(6,997)	27,585	(42,344)
Increase (decrease) in net assets from operations:
Capital gain distributions	16,833	173,976	630,519
Realized capital gain (loss) on investments	65,229	69,206	74,138
Change in unrealized appreciation (depreciation)	283,978	380,598	992,677
Net gain (loss) on investments	366,040	623,780	1,697,334
Net increase (decrease) in net assets from operations	359,043	651,365	1,654,990
Contract owner transactions:
Deposits	9,066	10,143	(126,955)
Terminations, withdrawals and annuity payments	(260,247)	(629,725)	(1,824,370)
Transfers between subaccounts, net	(74,315)	(108,223)	(469,329)
Maintenance charges and mortality adjustments	(589)	(2,421)	(75,396)
Increase (decrease) in net assets from contract transactions	(326,085)	(730,226)	(2,496,050)
Total increase (decrease) in net assets	32,958	(78,861)	(841,060)
Net assets as of December 31, 2025	$955,929	$2,621,927	$7,778,932

The accompanying notes are an integral part of these financial statements.

20

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	TVST Touchstone Balanced Fund	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund
Net assets as of December 31, 2023	$1,207,540	$11,059,936	$47,842,898
Investment income (loss):
Dividend distributions	11,856	461,509	229,349
Investment Expenses:
Mortality and expense risk and administrative charges	(12,406)	(134,602)	(590,056)
Net investment income (loss)	(550)	326,907	(360,707)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,548,003
Realized capital gain (loss) on investments	35,457	(292,864)	2,832,196
Change in unrealized appreciation (depreciation)	74,774	67,879	3,065,185
Net gain (loss) on investments	110,231	(224,985)	8,445,384
Net increase (decrease) in net assets from operations	109,681	101,922	8,084,677
Contract owner transactions:
Deposits	-	12,523	90,939
Terminations, withdrawals and annuity payments	(633,904)	(3,461,502)	(15,859,022)
Transfers between subaccounts, net	(9,740)	964,442	(2,684,012)
Maintenance charges and mortality adjustments	(1,278)	(103,616)	(388,173)
Increase (decrease) in net assets from contract transactions	(644,922)	(2,588,153)	(18,840,268)
Total increase (decrease) in net assets	(535,241)	(2,486,231)	(10,755,591)
Net assets as of December 31, 2024	$672,299	$8,573,705	$37,087,307
Investment income (loss):
Dividend distributions	10,825	318,370	172,238
Investment Expenses:
Mortality and expense risk and administrative charges	(7,503)	(111,694)	(467,251)
Net investment income (loss)	3,322	206,676	(295,013)
Increase (decrease) in net assets from operations:
Capital gain distributions	15,321	-	4,663,984
Realized capital gain (loss) on investments	28,314	(95,674)	(28,013)
Change in unrealized appreciation (depreciation)	23,883	395,926	903,324
Net gain (loss) on investments	67,518	300,252	5,539,295
Net increase (decrease) in net assets from operations	70,840	506,928	5,244,282
Contract owner transactions:
Deposits	16,024	7,166	18,081
Terminations, withdrawals and annuity payments	(173,555)	(1,419,393)	(6,891,419)
Transfers between subaccounts, net	(1,653)	287,926	(1,509,732)
Maintenance charges and mortality adjustments	(3,392)	(66,780)	(235,177)
Increase (decrease) in net assets from contract transactions	(162,576)	(1,191,081)	(8,618,247)
Total increase (decrease) in net assets	(91,736)	(684,153)	(3,373,965)
Net assets as of December 31, 2025	$580,563	$7,889,552	$33,713,342

The accompanying notes are an integral part of these financial statements.

21

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Capital Growth Series
Net assets as of December 31, 2023	$7,451,202	$21,939,135	$31,223,199
Investment income (loss):
Dividend distributions	24,281	320,860	-
Investment Expenses:
Mortality and expense risk and administrative charges	(90,781)	(257,048)	(407,173)
Net investment income (loss)	(66,500)	63,812	(407,173)
Increase (decrease) in net assets from operations:
Capital gain distributions	192,068	187,167	3,963,966
Realized capital gain (loss) on investments	324,287	(751,594)	2,817,193
Change in unrealized appreciation (depreciation)	320,430	2,275,344	590,894
Net gain (loss) on investments	836,785	1,710,917	7,372,053
Net increase (decrease) in net assets from operations	770,285	1,774,729	6,964,880
Contract owner transactions:
Deposits	16,373	19,333	303,118
Terminations, withdrawals and annuity payments	(2,416,104)	(7,446,887)	(9,090,265)
Transfers between subaccounts, net	3,429	377,908	(494,137)
Maintenance charges and mortality adjustments	(51,562)	(60,776)	(13,235)
Increase (decrease) in net assets from contract transactions	(2,447,864)	(7,110,422)	(9,294,519)
Total increase (decrease) in net assets	(1,677,579)	(5,335,693)	(2,329,639)
Net assets as of December 31, 2024	$5,773,623	$16,603,442	$28,893,560
Investment income (loss):
Dividend distributions	9,998	379,076	-
Investment Expenses:
Mortality and expense risk and administrative charges	(69,043)	(196,152)	(346,615)
Net investment income (loss)	(59,045)	182,924	(346,615)
Increase (decrease) in net assets from operations:
Capital gain distributions	650,884	66,878	2,881,371
Realized capital gain (loss) on investments	112,228	(429,729)	933,455
Change in unrealized appreciation (depreciation)	(320,652)	91,559	(1,981,300)
Net gain (loss) on investments	442,460	(271,292)	1,833,526
Net increase (decrease) in net assets from operations	383,415	(88,368)	1,486,911
Contract owner transactions:
Deposits	2,225	19,688	39,486
Terminations, withdrawals and annuity payments	(1,257,455)	(2,934,253)	(4,140,707)
Transfers between subaccounts, net	87,761	243,001	(873,695)
Maintenance charges and mortality adjustments	(31,548)	(57,856)	(16,390)
Increase (decrease) in net assets from contract transactions	(1,199,017)	(2,729,420)	(4,991,306)
Total increase (decrease) in net assets	(815,602)	(2,817,788)	(3,504,395)
Net assets as of December 31, 2025	$4,958,021	$13,785,654	$25,389,165

The accompanying notes are an integral part of these financial statements.

22

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Virtus KAR Enhanced Core Equity Series	Virtus KAR Small- Cap Growth Series	Virtus KAR Small- Cap Value Series
Net assets as of December 31, 2023	$27,666,129	$24,017,550	$31,059,975
Investment income (loss):
Dividend distributions	662,963	-	126,384
Investment Expenses:
Mortality and expense risk and administrative charges	(349,848)	(262,501)	(349,910)
Net investment income (loss)	313,115	(262,501)	(223,526)
Increase (decrease) in net assets from operations:
Capital gain distributions	11,336	1,464,680	1,837,784
Realized capital gain (loss) on investments	402,523	1,025,890	1,146,819
Change in unrealized appreciation (depreciation)	1,328,596	(791,204)	(830,983)
Net gain (loss) on investments	1,742,455	1,699,366	2,153,620
Net increase (decrease) in net assets from operations	2,055,570	1,436,865	1,930,094
Contract owner transactions:
Deposits	174,162	103,231	32,428
Terminations, withdrawals and annuity payments	(8,359,070)	(7,423,242)	(10,567,682)
Transfers between subaccounts, net	(115,569)	(235,194)	(133,285)
Maintenance charges and mortality adjustments	124,081	(22,537)	(125,534)
Increase (decrease) in net assets from contract transactions	(8,176,396)	(7,577,742)	(10,794,073)
Total increase (decrease) in net assets	(6,120,826)	(6,140,877)	(8,863,979)
Net assets as of December 31, 2024	$21,545,303	$17,876,673	$22,195,996
Investment income (loss):
Dividend distributions	374,682	-	56,540
Investment Expenses:
Mortality and expense risk and administrative charges	(286,192)	(179,294)	(255,685)
Net investment income (loss)	88,490	(179,294)	(199,145)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,187,703	3,057,744	1,890,842
Realized capital gain (loss) on investments	315,206	(97,047)	112,616
Change in unrealized appreciation (depreciation)	834,583	(6,587,414)	(2,964,950)
Net gain (loss) on investments	2,337,492	(3,626,717)	(961,492)
Net increase (decrease) in net assets from operations	2,425,982	(3,806,011)	(1,160,637)
Contract owner transactions:
Deposits	165,880	10,043	30,568
Terminations, withdrawals and annuity payments	(4,481,434)	(2,614,487)	(4,272,595)
Transfers between subaccounts, net	(390,965)	15,375	825,627
Maintenance charges and mortality adjustments	89,298	(12,935)	(65,588)
Increase (decrease) in net assets from contract transactions	(4,617,221)	(2,602,004)	(3,481,988)
Total increase (decrease) in net assets	(2,191,239)	(6,408,015)	(4,642,625)
Net assets as of December 31, 2025	$19,354,064	$11,468,658	$17,553,371

The accompanying notes are an integral part of these financial statements.

23

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series	Virtus VIT Tactical Allocation Series (a)
Net assets as of December 31, 2023	$31,116,377	$69,505,236	$10,532,271
Investment income (loss):
Dividend distributions	1,332,061	130,946	183,917
Investment Expenses:
Mortality and expense risk and administrative charges	(372,293)	(776,661)	(128,879)
Net investment income (loss)	959,768	(645,715)	55,038
Increase (decrease) in net assets from operations:
Capital gain distributions	-	112,611	821,848
Realized capital gain (loss) on investments	(360,447)	(5,559,566)	(50,834)
Change in unrealized appreciation (depreciation)	647,258	1,975,916	373,929
Net gain (loss) on investments	286,811	(3,471,039)	1,144,943
Net increase (decrease) in net assets from operations	1,246,579	(4,116,754)	1,199,981
Contract owner transactions:
Deposits	374,973	40,718	143,748
Terminations, withdrawals and annuity payments	(10,101,196)	(21,345,811)	(2,771,674)
Transfers between subaccounts, net	1,101,187	4,870,334	(147,867)
Maintenance charges and mortality adjustments	(175,682)	(363,402)	(4,411)
Increase (decrease) in net assets from contract transactions	(8,800,718)	(16,798,161)	(2,780,204)
Total increase (decrease) in net assets	(7,554,139)	(20,914,915)	(1,580,223)
Net assets as of December 31, 2024	$23,562,238	$48,590,321	$8,952,048
Investment income (loss):
Dividend distributions	1,083,527	80,152	151,318
Investment Expenses:
Mortality and expense risk and administrative charges	(295,244)	(627,634)	(101,972)
Net investment income (loss)	788,283	(547,482)	49,346
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,461,410	882,002
Realized capital gain (loss) on investments	(103,857)	(1,748,983)	(97,828)
Change in unrealized appreciation (depreciation)	656,897	4,578,892	(369,617)
Net gain (loss) on investments	553,040	4,291,319	414,557
Net increase (decrease) in net assets from operations	1,341,323	3,743,837	463,903
Contract owner transactions:
Deposits	43,012	51,835	10,187
Terminations, withdrawals and annuity payments	(4,488,561)	(9,326,658)	(2,008,747)
Transfers between subaccounts, net	176,293	2,187,364	(268,666)
Maintenance charges and mortality adjustments	(110,752)	(212,979)	(3,369)
Increase (decrease) in net assets from contract transactions	(4,380,008)	(7,300,438)	(2,270,595)
Total increase (decrease) in net assets	(3,038,685)	(3,556,601)	(1,806,692)
Net assets as of December 31, 2025	$20,523,553	$45,033,720	$7,145,356

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

24

PHL Variable Accumulation Account
Notes to Financial Statements
December 31, 2025

Note 1. Organization

The PHL Variable Accumulation Account (the “Separate Account”), is a separate account of PHL Variable Insurance Company (“PHL”, ”PHL Variable”, the Company, “we” or “us”). PHL is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware” or the “Parent”). PHL is a provider of life insurance and annuity products. In November 2019, PHL stopped marketing and selling new business.

PHL Variable Insurance Company (“PHL”) and its subsidiaries, Concord Re, Inc. and Palisado Re, Inc. (collectively, the “PHL Companies”) entered rehabilitation proceedings in the Connecticut Superior Court (the “Court”) on May 20, 2024, as a result of the PHL Companies’ hazardous financial condition. Rehabilitation is a court proceeding that the insurance commissioner of a company’s state of domicile may initiate to take control of the company if it is in a hazardous financial condition.

The Court appointed the Connecticut Insurance Commissioner as the PHL Companies’ Rehabilitator. The Rehabilitator assumed control of the PHL Companies’ assets and has continued to administer them under the Court’s supervision. The Rehabilitator is also empowered to take the necessary or appropriate actions approved by the Court to rehabilitate the PHL Companies. On December 31, 2025, the Rehabilitator filed a report with the Court stating that he has determined that a rehabilitation plan, as originally contemplated, is not feasible and that a liquidation order will be required. The Rehabilitator expects that a liquidation order will be entered by late 2026 or early 2027, but it may be earlier or later. Until that time, the Rehabilitator will continue to administer PHL’s business under the existing Rehabilitation Order.

On June 25, 2024, the Court approved on a final basis a moratorium order that limits payments under some policies and annuities. The moratorium allows the PHL Companies to mitigate the high outflow of claim payments and is anticipated to be in place in some form until the liquidation order is entered by the Court. Although the payments have been limited under the moratorium, the PHL Companies have continued to record liabilities for the full amount of policyholder benefits.

While the Separate Account remains insulated from PHL’s general account, the Separate Account only supports the value of investments in variable investment options and does not support financial guarantees from PHL’s general account. During rehabilitation, financial guarantees from PHL’s general account arising from contracts in the Separate Account will continue to be subject to the moratorium. In liquidation, state guaranty associations will continue coverage and benefits due from PHL Variable’s general account subject to applicable statutory limits and conditions.The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on December 7, 1994. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

AB VPS Balanced Hedged Allocation Portfolio	Class B
Alger Capital Appreciation Portfolio	Class I-2
Columbia Variable Portfolio – Acorn Fund	-
Columbia Variable Portfolio – Acorn International Fund	-
CVT S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class

25

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
FTVIP Franklin DynaTech Fund	Class 2
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Discovery Large Cap Fund	Series II
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement US Small Cap Equity Select Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
Neuberger Berman AMT Quality Equity Portfolio	Class S
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class
PIMCO Total Return Portfolio	Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund	-
Rydex VT Nova Fund	-
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus VIT Tactical Allocation Series	Class A

Fifty-four subaccounts are currently offered by the Separate Account, all of which had activity.

26

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 1. Organization (continued)

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account, the Guaranteed Interest Account (“GIA”) and/or the Market Value Adjusted Guaranteed Interest Account (“MVA”). The MVA was closed to new investment effective May 1, 2013.

PHL Variable and the Separate Account are subject to regulation by the State of Connecticut Department of Insurance and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against PHL Variable’s general account assets.

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2024 or 2025.

B. Mergers

There were no fund mergers in 2024 or 2025.

C. Liquidations

During the last two years the following subaccount was liquidated and subsequently reinvested:

Transferred
Date	Liquidated Subaccount	Reinvested Subaccount	Assets ($)

August 16, 2024	Guggenheim VIF Long Short Equity	Federated Hermes Government Money	-

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

April 29, 2024	Virtus VIT Tactical Allocation Series	Virtus VIT Strategic Allocation Series
May 1, 2024	CVT S&P MidCap 400 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
May 1, 2025	Invesco V.I. Discovery Large Cap Fund	Invesco V.I. Capital Appreciation Fund
June 2, 2025	Columbia Variable Portfolio – Acorn Fund	Wanger Acorn
June 2, 2025	Columbia Variable Portfolio – Acorn International Fund	Wanger International
July 28, 2025	Neuberger Berman AMT Quality Equity Portfolio	Neuberger AMT Sustainable Equity

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

27

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Contracts in Payout (Annuitization) Period

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table, or 2012 Individual Annuity Reserving Mortality Table depending on the particular product. The assumed interest return is also dependent on the particular product, and could range from 4.5 percent to 5.25 percent, as regulated by the laws of the respective states. During the payout period, the mortality risk is fully borne by PHL and may result in additional amounts being transferred into the Separate Account from PHL to cover greater longevity of annuitants than expected. Conversely, if amounts allocated during the payout period exceed amounts required, transfers of excess amounts from the Separate Account may be made to PHL. These amounts will appear in the “Maintenance charges and mortality adjustments” of the Statements of Operations and Change in Net Assets.

Annuity Assets

Annuity Assets relate to contracts that have annuitized and are in the payout period. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, PHL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to PHL and not to the Separate Account.

The annuity assets for December 31, 2025 by subaccount are as follows:

Subaccount	Annuity Assets

AB VPS Balanced Hedged Allocation Portfolio	$519
Columbia Variable Portfolio – Acorn Fund	2,150
Columbia Variable Portfolio – Acorn International Fund	3,581
CVT S&P MidCap 400 Index Portfolio	70
DWS Equity 500 Index VIP	7,818
DWS Small Cap Index VIP	14
Federated Hermes Fund for U.S. Government Securities II	6,754
Federated Hermes Government Money Fund II	2,472
Federated Hermes High Income Bond Fund II	278
Fidelity® VIP Contrafund® Portfolio	6,006
Fidelity® VIP Growth Opportunities Portfolio	11,132
Fidelity® VIP Growth Portfolio	6,222
Fidelity® VIP Investment Grade Bond Portfolio	2,654
Franklin Income VIP Fund	1,465
Franklin Mutual Shares VIP Fund	2,691
Invesco V.I. American Franchise Fund	4,273
Invesco V.I. Core Equity Fund	474
Invesco V.I. Discovery Large Cap Fund	1,979
Invesco V.I. Global Fund	142

28

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Subaccount	Annuity Assets

Invesco V.I. Main Street Mid Cap Fund®	$447
Invesco V.I. Main Street Small Cap Fund®	2,629
Lazard Retirement US Small Cap Equity Select Portfolio	125
Lord Abbett Series Fund Bond Debenture Portfolio	183
Lord Abbett Series Fund Growth and Income Portfolio	8,231
Lord Abbett Series Fund Mid Cap Stock Portfolio	1,652
Morningstar Balanced ETF Asset Allocation Portfolio	1,517
Morningstar Growth ETF Asset Allocation Portfolio	976
Morningstar Income and Growth ETF Asset Allocation Portfolio	118
Neuberger Berman AMT Mid Cap Growth Portfolio	3,845
Neuberger Berman AMT Quality Equity Portfolio	5,277
PIMCO CommodityReal Return® Strategy Portfolio	1,931
PIMCO Real Return Portfolio	11
PIMCO Total Return Portfolio	139
Templeton Developing Markets VIP Fund	204
Templeton Foreign VIP Fund	345
Templeton Growth VIP Fund	1,494
TVST Touchstone Balanced Fund	8
TVST Touchstone Bond Fund	1,951
TVST Touchstone Common Stock Fund	12,320
TVST Touchstone Small Company Fund	1,291
Virtus Duff & Phelps Real Estate Securities Series	3,433
Virtus KAR Capital Growth Series	7,989
Virtus KAR Enhanced Core Equity Series	101,930
Virtus KAR Small-Cap Growth Series	2,259
Virtus KAR Small-Cap Value Series	3,770
Virtus Newfleet Multi-Sector Intermediate Bond Series	11,915
Virtus SGA International Growth Series	11,670
Virtus VIT Tactical Allocation Series	1,881

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of PHL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, PHL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. PHL will review periodically the status of this policy in the event of changes in the tax law.

29

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

● Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

● Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2025.

The Separate Account had no financial liabilities as of December 31, 2025.

30

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Segment Disclosures

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the 2VP Finance, Accounting Operations Department, who is responsible for reviewing subaccount financial statements and related Separate Account controls. The Separate Account represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on the investment selections of its contract holders. The financial information which is used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reported on the Statements of Operations and Change in Net Assets as net assets and significant segment expenses are reported in the Statements of Operations and Change in Net Assets. The CODM does not evaluate the business using asset or subaccount expense information.

31

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2025 and 2024, were as follows:

	2025		2024
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

AB VPS Balanced Hedged Allocation Portfolio	$ 71,154	$ 326,815	$ 54,761	$ 2,095,104
Alger Capital Appreciation Portfolio	387,989	714,894	63,293	1,948,023
Columbia Variable Portfolio – Acorn Fund (a)	275,724	4,167,066	262,473	9,575,261
Columbia Variable Portfolio – Acorn International Fund (a)	919,998	3,941,289	1,066,631	8,012,334
CVT S&P MidCap 400 Index Portfolio (a)	111,241	731,223	498,256	1,091,076
DWS Equity 500 Index VIP	2,078,937	3,918,078	1,685,578	8,102,876
DWS Small Cap Index VIP	31,994	196,076	209,027	291,827
Federated Hermes Fund for U.S. Government Securities II	1,142,726	3,379,149	1,657,876	6,869,702
Federated Hermes Government Money Fund II	2,031,475	3,115,813	2,580,418	6,684,190
Federated Hermes High Income Bond Fund II	216,981	757,941	216,208	1,051,772
Fidelity® VIP Contrafund® Portfolio	2,812,692	5,673,405	3,019,626	9,104,819
Fidelity® VIP Growth Opportunities Portfolio	711,483	10,178,451	627,339	24,209,921
Fidelity® VIP Growth Portfolio	1,289,794	2,254,016	2,457,026	4,682,181
Fidelity® VIP Investment Grade Bond Portfolio	1,139,457	2,242,605	1,544,197	5,178,119
Franklin Income VIP Fund	914,703	2,235,776	1,259,389	3,539,794
Franklin Mutual Shares VIP Fund	1,749,934	3,197,394	1,425,273	5,036,494
FTVIP Franklin DynaTech Fund	4,101	16,820	7,693	185,902
Invesco V.I. American Franchise Fund	843,992	2,375,464	76,557	5,322,100
Invesco V.I. Core Equity Fund	194,849	436,843	211,898	755,828
Invesco V.I. Discovery Large Cap Fund (a)	87,147	104,614	5,705	351,005
Invesco V.I. Equity and Income Fund	76,209	406,973	79,670	503,210
Invesco V.I. Global Fund	134,140	196,864	89,318	596,026
Invesco V.I. Main Street Mid Cap Fund®	311,467	374,196	466,857	777,096
Invesco V.I. Main Street Small Cap Fund®	1,300,216	2,214,285	761,952	5,587,283
Lazard Retirement US Small Cap Equity Select Portfolio	65,730	116,186	17,525	45,466
Lord Abbett Series Fund Bond Debenture Portfolio	359,590	392,401	171,933	802,200
Lord Abbett Series Fund Growth and Income Portfolio	2,064,948	4,532,532	1,750,991	9,558,541
Lord Abbett Series Fund Mid Cap Stock Portfolio	137,810	326,804	296,709	572,630

(a) Name change. See Note 2.

32

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2025		2024
Subaccount	Cost of Purchases	Proceeds from Sales	Cost of Purchases	Proceeds from Sales

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$ 171,982	$ 707,194	$ 71,846	$ 2,214,859
Morningstar Balanced ETF Asset Allocation Portfolio	3,009,205	2,055,820	842,722	5,047,094
Morningstar Growth ETF Asset Allocation Portfolio	378,706	1,060,303	193,125	2,513,453
Morningstar Income and Growth ETF Asset Allocation Portfolio	838,071	2,030,173	257,617	6,120,101
Neuberger Berman AMT Mid Cap Growth Portfolio	1,027,522	726,037	145,286	121,765
Neuberger Berman AMT Quality Equity Portfolio (a)	985,653	4,123,789	943,794	10,434,067
PIMCO CommodityReal Return® Strategy Portfolio	306,421	1,983,809	1,120,402	3,139,508
PIMCO Real Return Portfolio	19,754	85,955	23,175	148,842
PIMCO Total Return Portfolio	518,769	680,366	331,221	866,153
Rydex VT Inverse Government Long Bond Strategy Fund	7,294	3,150	8,256	22,867
Rydex VT Nova Fund	11	71,757	18	76,189
Templeton Developing Markets VIP Fund	36,411	352,659	151,834	603,124
Templeton Foreign VIP Fund	259,450	788,116	325,791	1,075,109
Templeton Growth VIP Fund	936,037	2,843,912	984,935	4,260,405
TVST Touchstone Balanced Fund	44,463	188,396	43,781	689,254
TVST Touchstone Bond Fund	546,542	1,530,946	1,081,822	3,343,069
TVST Touchstone Common Stock Fund	4,902,956	9,152,232	2,984,876	19,637,847
TVST Touchstone Small Company Fund	708,767	1,315,945	304,616	2,626,912
Virtus Duff & Phelps Real Estate Securities Series	767,282	3,246,900	1,066,213	7,925,657
Virtus KAR Capital Growth Series	3,428,645	5,885,195	4,555,650	10,293,376
Virtus KAR Enhanced Core Equity Series	2,115,350	5,456,377	1,467,795	9,319,740
Virtus KAR Small-Cap Growth Series	3,399,852	3,123,406	1,830,337	8,205,900
Virtus KAR Small-Cap Value Series	2,510,660	4,300,951	2,319,520	11,499,335
Virtus Newfleet Multi-Sector Intermediate Bond Series	1,460,357	5,052,082	2,620,514	10,461,463
Virtus SGA International Growth Series	2,860,329	9,246,839	2,824,338	20,155,602
Virtus VIT Tactical Allocation Series (a)	1,059,294	2,398,541	1,194,951	3,098,270

(a) Name change. See Note 2.

33

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

PHL Variable and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. PHL Variable is the insurer who provides the contract benefits. PHL Variable and its affiliate, The Nassau Companies of New York, provide administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

PHL Variable makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting, and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying Statements of Operations and Change in Net Assets. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the Statements of Operations and Change in Net Assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, PHL Variable makes deductions for administrative charges at the rates below. These charges are typically a flat dollar amount but could also be waived if the account value is above a certain dollar amount.

Plan	Admin Charge
Asset Manager	None
Big Edge Choice	$35
Freedom Edge	$35
Phoenix Dimensions	$35
Phoenix Income Choice	$24
Phoenix Investor’s Edge	$35
Phoenix Premium Edge	$35
Phoenix Spectrum Edge	$35
Phoenix Spectrum Edge Plus	$35
Retirement Planner’s Edge	$35
The Phoenix Edge VA	$35

34

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Contract Surrender Charge – In accordance with terms of the contracts, PHL Variable charges a deduction for surrender charges at the rates and schedules below. Because a contract’s value and policy duration may vary, the surrender charge may also vary.

Plan	Surrender Charge
Asset Manager	None
Big Edge Choice	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Freedom Edge	None
Phoenix Dimensions	5 year schedule: Years 1-5: 7% 6% 5% 4% 3%; Years 6+: 0%
7 year schedule: Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Income Choice	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Investor’s Edge	Years 1-4: 8% 7% 7% 6%; Years 5+: 0%
Phoenix Premium Edge	Years 1-8: 8% 8% 8% 7% 6% 5% 4% 3%; Years 9+: 0%
Phoenix Spectrum Edge	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Spectrum Edge Plus	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Retirement Planner’s Edge	None
The Phoenix Edge VA	Years 1-7: 7% 7% 6% 6% 5% 4% 3%; Years 8+: 0%

All of the above expenses are reflected as redemption of units and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying Statements of Operations and Change in Net Assets.

B. Optional Rider and Benefit Charges

PHL may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying Statements of Operations and Change in Net Assets. This expense is reflected as redemption of units.

35

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

C. Daily M&E and Administrative Fees

As mentioned above, the M&E Fees are typically deducted daily from policy value allocated to the variable subaccounts. These expenses are included in a separate line item “Mortality and expense risk and administrative charges” in the accompanying Statements of Operations and Change in Net Assets. This expense is reflected as a daily reduction of unit values. PHL will make deductions at the rates listed below of the contract’s value for the mortality and expense cost risks and for administrative cost risks, which PHL Variable undertakes.

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Asset Manager Option 1	0.125%	0.375%
Asset Manager Option 2	0.125%	0.625%
Freedom Edge	0.125%	1.475%
Phoenix Dimensions Option 1	0.125%	1.125%
Phoenix Dimensions Option 2	0.125%	1.375%
Phoenix Dimensions Option 3	0.125%	1.375%
Phoenix Dimensions Option 4	0.125%	1.625%
Phoenix Income Choice	0.000%	1.250%
Phoenix Income Choice with GPAF	0.000%	2.250%
Phoenix Investor’s Edge Option 1	0.125%	1.525%
Phoenix Investor’s Edge Option 2	0.125%	1.675%
Phoenix Investor’s Edge Option 3	0.125%	1.825%
Phoenix Investor’s Edge Option 4	0.125%	1.725%
Phoenix Premium Edge	0.125%	1.475%
Phoenix Spectrum Edge Option 1	0.125%	0.975%
Phoenix Spectrum Edge Option 2	0.125%	1.125%
Phoenix Spectrum Edge Option 3	0.125%	1.275%
Phoenix Spectrum Edge Option 4	0.125%	1.175%
Phoenix Spectrum Edge Plus Option 1	0.125%	1.075%
Phoenix Spectrum Edge Plus Option 2	0.125%	1.225%
Retirement Planner’s Edge	0.125%	1.275%
The Big Edge Choice	0.125%	1.250%
The Phoenix Edge VA Option 1	0.125%	0.775%
The Phoenix Edge VA Option 2	0.125%	1.125%
The Phoenix Edge VA Option 3	0.125%	1.225%

D. Other Charges

PHL may deduct other charges depending on the contract terms.

Certain liabilities of the Separate Account are payable to PHL Variable when these fees are not settled at the end of the period and will be shown in the liability section of the Statements of Net Assets.

36

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2025 and 2024, were as follows:

	2025			2024
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Balanced Hedged Allocation Portfolio	62	(169,628)	(169,566)	2,212	(1,168,862)	(1,166,650)
Alger Capital Appreciation Portfolio	300	(51,787)	(51,487)	8,370	(169,549)	(161,179)
Columbia Variable Portfolio – Acorn Fund (a)	30,412	(377,858)	(347,446)	28,805	(928,113)	(899,308)
Columbia Variable Portfolio – Acorn International Fund (a)	186,177	(937,669)	(751,492)	298,887	(2,022,391)	(1,723,504)
CVT S&P MidCap 400 Index Portfolio (a)	5,707	(177,869)	(172,162)	102,215	(278,631)	(176,416)
DWS Equity 500 Index VIP	48,457	(303,770)	(255,313)	26,473	(768,667)	(742,194)
DWS Small Cap Index VIP	614	(57,567)	(56,953)	55,925	(90,021)	(34,096)
Federated Hermes Fund for U.S. Government Securities II	188,486	(1,186,394)	(997,908)	376,172	(2,580,061)	(2,203,889)
Federated Hermes Government Money Fund II	1,711,846	(3,138,436)	(1,426,590)	2,140,530	(7,077,979)	(4,937,449)
Federated Hermes High Income Bond Fund II	12,491	(131,651)	(119,160)	6,939	(220,637)	(213,698)
Fidelity® VIP Contrafund® Portfolio	10,320	(364,612)	(354,292)	70,581	(729,594)	(659,013)
Fidelity® VIP Growth Opportunities Portfolio	12,781	(887,607)	(874,826)	55,228	(2,648,357)	(2,593,129)
Fidelity® VIP Growth Portfolio	7,349	(178,064)	(170,715)	22,438	(432,181)	(409,743)
Fidelity® VIP Investment Grade Bond Portfolio	536,546	(1,453,814)	(917,268)	835,973	(3,619,308)	(2,783,335)
Franklin Income VIP Fund	227,323	(1,028,654)	(801,331)	382,563	(1,719,145)	(1,336,582)
Franklin Mutual Shares VIP Fund	192,224	(958,659)	(766,435)	378,064	(1,713,198)	(1,335,134)
FTVIP Franklin DynaTech Fund	978	(3,000)	(2,022)	1,837	(44,836)	(42,999)
Invesco V.I. American Franchise Fund	23,797	(456,738)	(432,941)	19,251	(1,203,533)	(1,184,282)
Invesco V.I. Core Equity Fund	14,327	(110,064)	(95,737)	12,338	(218,266)	(205,928)
Invesco V.I. Discovery Large Cap Fund (a)	1,469	(21,171)	(19,702)	1,461	(85,658)	(84,197)
Invesco V.I. Equity and Income Fund	6,340	(140,803)	(134,463)	5,606	(185,610)	(180,004)
Invesco V.I. Global Fund	8,062	(61,206)	(53,144)	15,429	(194,613)	(179,184)
Invesco V.I. Main Street Mid Cap Fund®	78,116	(99,717)	(21,601)	132,154	(229,800)	(97,646)
Invesco V.I. Main Street Small Cap Fund®	85,549	(643,429)	(557,880)	106,008	(1,764,856)	(1,658,848)

(a) Name change. See Note 2.

37

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2025			2024
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Lazard Retirement US Small Cap Equity Select Portfolio	5,044	(35,833)	(30,789)	823	(13,096)	(12,273)
Lord Abbett Series Fund Bond Debenture Portfolio	126,579	(165,797)	(39,218)	46,484	(375,243)	(328,759)
Lord Abbett Series Fund Growth and Income Portfolio	19,354	(1,253,122)	(1,233,768)	38,183	(3,067,784)	(3,029,601)
Lord Abbett Series Fund Mid Cap Stock Portfolio	10,980	(110,336)	(99,356)	55,382	(205,503)	(150,121)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	73	(242,163)	(242,090)	2,136	(891,779)	(889,643)
Morningstar Balanced ETF Asset Allocation Portfolio	806,406	(1,013,129)	(206,723)	319,101	(2,719,468)	(2,400,367)
Morningstar Growth ETF Asset Allocation Portfolio	13,831	(413,705)	(399,874)	16,987	(1,126,894)	(1,109,907)
Morningstar Income and Growth ETF Asset Allocation Portfolio	48,125	(1,227,053)	(1,178,928)	7,628	(3,987,762)	(3,980,134)
Neuberger Berman AMT Mid Cap Growth Portfolio	399,957	(339,540)	60,417	58,923	(55,817)	3,106
Neuberger Berman AMT Quality Equity Portfolio (a)	18,750	(1,941,043)	(1,922,293)	41,365	(5,682,548)	(5,641,183)
PIMCO CommodityReal Return® Strategy Portfolio	114,551	(2,384,398)	(2,269,847)	1,373,726	(4,280,899)	(2,907,173)
PIMCO Real Return Portfolio	1,537	(52,106)	(50,569)	4,341	(96,460)	(92,119)
PIMCO Total Return Portfolio	267,846	(393,481)	(125,635)	158,165	(564,877)	(406,712)
Rydex VT Inverse Government Long Bond Strategy Fund	6,013	(6,378)	(365)	18,520	(77,314)	(58,794)
Rydex VT Nova Fund	2	(6,498)	(6,496)	-	(9,742)	(9,742)
Templeton Developing Markets VIP Fund	9,179	(98,348)	(89,169)	17,585	(279,776)	(262,191)
Templeton Foreign VIP Fund	7,311	(199,967)	(192,656)	78,189	(342,962)	(264,773)
Templeton Growth VIP Fund	102,409	(1,291,553)	(1,189,144)	495,517	(1,969,134)	(1,473,617)
TVST Touchstone Balanced Fund	7,283	(64,841)	(57,558)	12,704	(258,785)	(246,081)
TVST Touchstone Bond Fund	182,004	(1,036,624)	(854,620)	502,990	(2,424,753)	(1,921,763)
TVST Touchstone Common Stock Fund	16,323	(1,847,785)	(1,831,462)	52,681	(4,642,202)	(4,589,521)

(a) Name change. See Note 2.

38

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2025			2024
	Units	Units	Net Increase	Units	Units	Net Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

TVST Touchstone Small Company Fund	15,452	(336,457)	(321,005)	28,607	(726,828)	(698,221)
Virtus Duff & Phelps Real Estate Securities Series	90,997	(721,257)	(630,260)	185,024	(1,724,002)	(1,538,978)
Virtus KAR Capital Growth Series	98,484	(929,225)	(830,741)	123,147	(1,905,718)	(1,782,571)
Virtus KAR Enhanced Core Equity Series	134,365	(962,592)	(828,227)	251,548	(1,911,032)	(1,659,484)
Virtus KAR Small-Cap Growth Series	20,031	(180,982)	(160,951)	21,674	(403,652)	(381,978)
Virtus KAR Small-Cap Value Series	141,110	(807,643)	(666,533)	63,616	(2,234,381)	(2,170,765)
Virtus Newfleet Multi-Sector Intermediate Bond Series	113,762	(1,561,302)	(1,447,540)	496,502	(3,719,024)	(3,222,522)
Virtus SGA International Growth Series	813,581	(4,210,588)	(3,397,007)	1,466,394	(9,387,618)	(7,921,224)
Virtus VIT Tactical Allocation Series (a)	4,490	(411,999)	(407,509)	40,796	(564,144)	(523,348)

(a) Name change. See Note 2.

39

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding unit values and total returns. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2025, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

AB VPS Balanced Hedged Allocation Portfolio
2025	479,258	2.01	2.26	1,033,075	1.83	1.10	1.75	14.86	16.13
2024	648,824	1.73	2.02	1,195,109	1.10	0.90	1.80	6.55	7.45
2023	1,815,475	1.62	1.88	3,092,969	0.89	0.90	1.80	10.20	11.90
2022	2,215,299	1.47	1.68	3,401,165	2.99	0.90	1.80	(20.54)	(20.00)
2021	2,588,635	1.85	2.10	4,996,572	0.25	0.90	1.80	11.33	12.35
Alger Capital Appreciation Portfolio
2025	134,030	14.55	26.72	2,432,593	-	0.90	1.95	30.31	31.73
2024	185,517	11.13	20.33	2,484,154	-	0.90	1.95	45.25	46.79
2023	346,697	11.47	9.04	3,143,822	-	0.90	1.95	40.39	41.92
2022	406,109	8.17	6.37	2,594,234	-	0.90	1.95	(37.78)	(37.12)
2021	443,863	13.13	10.13	4,484,300	-	0.90	1.95	16.81	18.05
Columbia Variable Portfolio – Acorn Fund (a)
2025	1,523,859	2.93	13.05	17,623,323	-	0.90	1.80	2.67	3.57
2024	1,871,305	2.84	12.60	20,820,252	-	0.90	1.95	12.00	13.11
2023	2,770,613	8.08	11.14	26,971,998	-	0.90	1.95	19.35	20.69
2022	2,609,710	6.77	9.23	21,409,246	-	0.90	1.95	(34.78)	(34.07)
2021	2,803,906	10.38	14.00	35,088,271	0.73	0.90	1.95	6.78	7.92

(a) Name change. See Note 2.

40

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Columbia Variable Portfolio – Acorn International Fund (a)
2025	4,596,839	1.53	9.55	17,889,664	1.24	0.90	1.80	10.73	11.68
2024	5,348,331	1.37	8.56	18,865,120	1.39	0.90	1.95	(10.03)	(9.03)
2023	7,071,834	7.80	8.57	27,886,318	0.31	0.90	1.95	14.71	15.97
2022	7,716,386	6.80	7.39	26,346,385	0.91	0.90	1.95	(35.11)	(34.43)
2021	7,570,718	10.48	11.27	41,070,177	0.55	0.90	1.95	16.50	17.74
CVT S&P MidCap 400 Index Portfolio (a)
2025	223,462	3.71	4.48	926,379	1.06	0.90	1.95	5.10	6.16
2024	395,624	3.53	4.22	1,578,742	0.84	0.90	1.95	11.28	12.53
2023	572,040	3.17	3.75	2,028,861	1.24	0.90	1.95	13.62	15.03
2022	579,956	2.79	3.26	1,793,233	0.93	0.90	1.95	(14.94)	(14.21)
2021	690,132	3.28	3.80	2,500,866	0.80	0.90	1.95	21.99	23.30
DWS Equity 500 Index VIP
2025	1,160,903	4.77	15.14	14,592,470	1.09	0.90	1.95	15.26	16.55
2024	1,416,216	4.11	12.99	15,463,329	1.38	0.90	1.95	22.17	23.60
2023	2,158,410	7.94	10.51	19,290,897	1.40	0.90	1.95	23.68	24.82
2022	2,395,976	6.42	8.42	17,241,498	1.26	0.90	1.95	(19.95)	(19.04)
2021	2,596,231	8.02	10.40	23,120,364	1.47	0.90	1.95	25.90	27.24
DWS Small Cap Index VIP
2025	102,809	3.31	3.79	366,396	1.38	0.90	1.65	10.60	11.59
2024	159,762	2.99	3.40	520,805	1.24	0.90	1.65	9.12	10.39
2023	193,857	2.74	3.08	573,857	1.09	0.90	1.65	15.13	15.36
2022	189,668	2.38	2.67	485,875	0.82	0.90	1.65	(21.97)	(21.24)
2021	133,648	3.05	3.39	428,382	0.85	0.90	1.65	12.62	13.47

(a) Name change. See Note 2.

41

PHL Variable Accumulation Account
Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Federated Hermes Fund for U.S. Government Securities II
2025	5,709,912	1.11	3.57	15,504,430	4.12	0.90	1.95	4.50	5.98
2024	6,707,820	1.06	3.37	17,330,440	3.89	0.90	1.95	(1.77)	(0.30)
2023	8,911,710	2.25	3.38	23,205,671	2.58	0.90	1.95	2.27	3.05
2022	9,801,258	2.20	3.28	24,831,476	1.92	0.90	1.95	(14.40)	(13.23)
2021	11,073,290	2.57	3.78	32,251,266	2.04	0.90	1.95	(3.95)	(2.93)
Federated Hermes Government Money Fund II
2025	10,952,113	0.83	1.03	10,573,336	3.67	0.90	2.25	2.08	3.23
2024	12,378,703	0.87	1.00	11,657,675	4.60	0.90	1.85	2.25	4.35
2023	17,316,152	0.84	0.96	15,761,447	4.44	0.90	1.85	2.44	3.23
2022	19,524,099	0.78	0.93	17,220,899	1.11	0.90	2.25	(1.27)	-
2021‡	21,952,157	0.79	0.93	19,402,387	0.00	0.90	2.25	(2.25)	(0.90)
Federated Hermes High Income Bond Fund II
2025	384,346	2.21	7.10	1,993,833	6.49	0.90	1.95	6.22	7.30
2024	503,506	2.07	6.63	2,505,870	6.21	0.90	1.95	4.19	5.23
2023	717,203	5.21	6.12	3,348,334	5.99	0.90	1.95	10.38	11.88
2022	803,646	4.72	5.47	3,425,667	5.76	0.90	1.95	(13.39)	(12.62)
2021‡	942,182	5.45	6.26	4,602,978	4.94	0.90	1.95	2.81	3.91
Fidelity® VIP Contrafund® Portfolio
2025	1,140,167	5.52	21.09	16,669,736	0.05	0.90	1.95	19.03	20.26
2024	1,494,459	4.61	17.57	18,853,048	0.09	0.90	1.95	31.03	32.40
2023	2,153,472	10.99	11.11	20,774,249	0.38	0.90	1.95	30.68	32.10
2022	2,511,686	8.41	8.41	18,280,250	0.39	0.90	1.95	(27.81)	(27.00)
2021	2,778,139	11.65	11.52	27,766,702	0.05	0.90	1.95	25.22	26.56
Fidelity® VIP Growth Opportunities Portfolio
2025	2,889,731	8.45	23.42	37,547,120	-	0.90	1.80	19.64	20.70
2024	3,764,557	7.03	19.44	40,082,833	-	0.90	1.80	36.25	37.59
2023	6,357,685	11.71	10.64	48,421,248	-	0.90	1.95	42.63	44.17
2022	7,225,009	8.21	7.38	38,385,323	-	0.90	1.95	(39.36)	(38.76)
2021	7,064,560	13.54	12.05	62,241,084	-	0.90	1.95	9.65	10.82

42

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Growth Portfolio
2025	744,600	7.00	16.41	9,452,923	0.19	0.90	1.95	12.49	13.80
2024	915,315	6.18	14.46	10,322,055	-	0.90	1.95	27.69	29.02
2023	1,325,059	9.28	8.03	11,606,220	0.04	0.90	1.95	33.53	34.96
2022	1,535,651	6.95	5.95	10,113,473	0.51	0.90	1.95	(25.99)	(25.25)
2021‡	1,653,976	9.39	7.96	14,591,626	-	0.90	1.95	20.69	21.98
Fidelity® VIP Investment Grade Bond Portfolio
2025	7,632,000	1.35	1.60	11,207,375	3.37	0.90	1.80	5.04	5.96
2024	8,549,268	1.28	1.51	11,882,825	3.06	0.90	1.80	(0.77)	0.72
2023	11,332,603	1.28	1.50	15,689,933	2.52	0.90	1.80	4.07	4.90
2022	12,411,708	1.20	1.43	16,407,356	2.12	0.90	1.95	(14.89)	(13.33)
2021	13,866,208	1.41	1.65	21,337,464	1.95	0.90	1.95	(2.66)	(1.62)
Franklin Income VIP Fund
2025	2,982,915	2.08	2.70	6,643,033	5.20	0.90	1.80	10.64	11.59
2024	3,784,246	1.88	2.42	7,568,124	5.48	0.90	1.80	5.00	6.21
2023	5,120,827	1.89	2.28	9,737,962	5.13	0.90	1.95	6.78	7.55
2022	6,029,876	1.77	2.12	10,757,187	4.80	0.90	1.95	(7.33)	(6.19)
2021	7,497,343	1.91	2.26	14,291,954	4.72	0.90	1.95	14.48	15.71
Franklin Mutual Shares VIP Fund
2025	2,701,006	1.99	8.70	8,721,751	2.05	0.90	1.95	9.40	10.41
2024	3,467,441	1.81	7.88	10,301,733	1.77	0.90	1.95	9.13	10.36
2023	4,802,576	4.87	7.14	13,015,900	1.83	0.90	1.95	11.19	12.44
2022	5,692,481	4.38	6.35	13,918,659	1.80	0.90	1.95	(9.32)	(8.24)
2021	6,904,134	4.83	6.92	18,015,413	2.81	0.90	1.95	16.85	18.10
FTVIP Franklin DynaTech Fund
2025	37,797	4.90	5.71	201,154	-	0.90	1.75	15.84	17.01
2024	39,819	4.23	4.88	181,380	-	0.90	1.75	28.11	29.10
2023	82,819	3.30	3.78	291,773	-	0.90	1.75	41.63	42.64
2022	81,322	2.33	2.65	201,223	-	0.90	1.75	(41.16)	(40.45)
2021	89,396	3.96	4.45	373,790	-	0.90	1.75	14.11	15.10

43

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. American Franchise Fund
2025	1,513,797	4.90	5.55	8,017,007	-	0.90	1.80	9.56	10.56
2024	1,946,738	4.47	5.02	9,344,546	-	0.90	1.80	32.57	33.87
2023	3,131,020	3.37	3.75	11,280,038	-	0.90	1.80	38.11	39.41
2022	3,790,667	2.44	2.69	9,811,743	-	0.90	1.80	(32.22)	(31.73)
2021	3,862,007	3.60	3.94	14,697,358	-	0.90	1.80	9.91	10.92
Invesco V.I. Core Equity Fund
2025	446,976	3.70	4.43	1,831,389	0.63	0.90	1.80	14.07	15.14
2024	542,713	3.24	3.85	1,937,279	0.63	0.90	1.80	23.19	24.60
2023	748,641	2.63	3.09	2,163,433	0.72	0.90	1.80	21.20	22.13
2022	852,079	2.17	2.53	2,021,626	0.91	0.90	1.80	(21.94)	(21.18)
2021	918,614	2.78	3.21	2,779,784	0.64	0.90	1.80	25.44	26.59
Invesco V.I. Discovery Large Cap Fund (a)
2025	138,419	4.45	5.32	671,000	-	0.90	1.80	10.63	11.53
2024	158,121	4.00	4.77	687,544	-	0.90	1.80	31.37	32.50
2023	242,319	3.06	3.60	797,527	-	0.90	1.80	32.47	33.83
2022	247,652	2.31	2.69	611,446	-	0.90	1.80	(32.26)	(31.55)
2021	270,389	3.41	3.93	982,661	-	0.90	1.80	20.08	21.18
Invesco V.I. Equity and Income Fund
2025	282,741	2.68	3.34	854,670	1.60	0.90	1.95	10.16	11.71
2024	417,204	2.41	2.99	1,137,639	1.41	0.90	1.95	9.82	10.74
2023	597,209	2.24	2.70	1,470,081	1.71	0.90	1.95	8.21	9.31
2022	668,392	2.07	2.47	1,514,364	1.40	0.90	1.95	(9.61)	(8.52)
2021	649,926	2.29	2.70	1,611,600	1.67	0.90	1.95	16.05	17.29

(a) Name change. See Note 2.

44

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Global Fund
2025	179,370	3.02	3.77	593,334	-	0.90	1.95	12.77	13.90
2024	232,514	2.66	3.31	679,843	-	0.90	1.95	13.39	14.93
2023	411,699	2.39	2.88	1,073,606	-	0.90	1.95	32.04	32.72
2022	445,923	1.81	2.17	874,851	-	0.90	1.95	(33.46)	(32.40)
2021	493,884	2.72	3.21	1,450,798	-	0.90	1.95	12.93	14.14
Invesco V.I. Main Street Mid Cap Fund®
2025	156,398	3.17	3.84	541,767	0.24	0.90	1.80	7.09	8.17
2024	177,999	2.96	3.55	572,498	0.45	0.90	1.80	15.09	16.01
2023	275,645	2.57	3.06	773,139	0.29	0.90	1.80	12.23	13.33
2022	293,175	2.29	2.70	728,472	0.34	0.90	1.80	(15.81)	(15.09)
2021	335,829	2.72	3.18	986,237	0.42	0.90	1.80	21.03	22.14
Invesco V.I. Main Street Small Cap Fund®
2025	2,936,974	3.28	3.92	10,060,056	0.22	0.90	1.80	6.43	7.41
2024	3,494,854	3.08	3.65	11,181,069	-	0.90	1.80	10.39	11.28
2023	5,153,702	2.79	3.28	14,883,579	0.92	0.90	1.80	15.77	16.73
2022	5,806,567	2.41	2.81	14,427,763	0.24	0.90	1.80	(17.47)	(16.62)
2021	6,595,481	2.92	3.37	19,780,425	0.17	0.90	1.80	20.07	21.16
Lazard Retirement US Small Cap Equity Select Portfolio
2025	102,325	2.98	3.49	329,071	-	0.90	1.65	0.33	1.21
2024	133,114	2.85	3.45	421,908	-	0.90	1.85	9.19	10.22
2023	145,387	2.61	3.13	420,282	-	0.90	1.85	7.85	9.06
2022	150,706	2.42	2.87	401,224	-	0.90	1.85	(17.12)	(16.33)
2021	153,593	2.92	3.43	491,129	0.05	0.90	1.85	17.66	18.79
Lord Abbett Series Fund Bond Debenture Portfolio
2025	598,836	2.02	2.56	1,386,865	5.57	0.90	1.95	6.22	7.56
2024	638,054	1.89	2.38	1,378,071	4.52	0.90	1.95	4.32	5.78
2023	966,813	1.85	2.25	1,973,832	4.64	0.90	1.95	4.52	5.63
2022	1,130,777	1.77	2.13	2,197,127	4.08	0.90	1.95	(14.49)	(13.77)
2021	1,393,797	2.07	2.47	3,146,681	2.75	0.90	1.95	1.27	2.35

45

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lord Abbett Series Fund Growth and Income Portfolio
2025	4,966,807	2.89	4.06	18,626,413	0.53	0.90	1.80	15.07	16.33
2024	6,200,575	2.50	3.49	20,069,419	0.72	0.90	1.85	18.44	19.57
2023	9,230,176	2.44	2.92	25,035,250	0.92	0.90	1.85	10.91	12.31
2022	10,498,695	2.20	2.60	25,491,188	1.22	0.90	1.85	(10.93)	(10.34)
2021	12,488,615	2.47	2.90	33,884,275	0.99	0.90	1.85	26.64	27.86
Lord Abbett Series Fund Mid Cap Stock Portfolio
2025	438,041	2.23	3.26	1,277,094	0.31	0.90	1.80	5.06	6.19
2024	537,397	2.11	3.07	1,486,194	0.40	0.90	1.85	12.72	13.70
2023	687,518	2.21	2.70	1,686,454	0.46	0.90	1.95	13.33	14.41
2022	805,168	1.95	2.36	1,731,647	0.77	0.90	1.95	(13.33)	(11.94)
2021	956,924	2.25	2.68	2,347,979	0.56	0.90	1.95	26.19	27.54
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2025	724,842	2.78	3.19	2,171,988	0.99	0.90	1.80	17.80	19.03
2024	966,932	2.36	2.68	2,444,949	0.94	0.90	1.80	12.32	13.56
2023	1,856,574	2.09	2.36	4,152,903	1.58	0.90	1.80	14.84	15.69
2022	2,184,518	1.82	2.04	4,239,683	1.39	0.90	1.80	(14.95)	(13.92)
2021	2,480,635	2.14	2.37	5,625,404	1.06	0.90	1.80	16.21	17.27
Morningstar Balanced ETF Asset Allocation Portfolio
2025	5,259,176	1.97	2.26	11,115,808	2.04	0.90	1.80	12.57	13.99
2024	5,465,899	1.75	1.99	10,184,343	1.52	0.90	1.80	7.98	9.34
2023	7,866,266	1.62	1.82	13,434,613	1.87	0.90	1.80	10.96	11.66
2022	9,426,282	1.46	1.63	14,476,343	1.64	0.90	1.80	(14.62)	(13.76)
2021	10,482,968	1.71	1.89	18,726,090	1.29	0.90	1.80	8.80	9.79
Morningstar Growth ETF Asset Allocation Portfolio
2025	1,585,374	2.43	2.79	4,128,121	1.33	0.90	1.80	15.57	16.81
2024	1,985,248	2.10	2.39	4,445,084	1.19	0.90	1.80	10.53	11.68
2023	3,095,156	1.90	2.14	6,226,113	1.77	0.90	1.80	13.10	14.44
2022	3,550,181	1.68	1.87	6,297,742	1.49	0.90	1.80	(14.72)	(14.22)
2021	4,097,929	1.97	2.18	8,504,678	1.19	0.90	1.80	12.82	13.85

46

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Morningstar Income and Growth ETF Asset Allocation Portfolio
2025	4,495,006	1.52	1.79	7,490,669	2.16	0.90	1.95	9.35	10.67
2024	5,673,934	1.39	1.62	8,581,998	1.65	0.90	1.95	5.80	7.28
2023	9,654,068	1.31	1.51	13,717,458	2.06	0.90	1.95	8.26	9.42
2022	11,138,684	1.21	1.38	14,475,802	1.67	0.90	1.95	(14.18)	(13.21)
2021	12,488,694	1.41	1.59	18,841,810	1.35	0.90	1.95	4.39	5.51
Neuberger Berman AMT Mid Cap Growth Portfolio
2025	270,848	2.23	2.45	637,630	-	0.90	1.80	3.23	4.26
2024	210,431	2.16	2.35	477,797	-	0.90	1.80	21.23	22.87
2023	207,325	1.78	1.88	384,383	-	1.10	1.80	16.34	16.77
2022	241,441	1.53	1.61	382,279	-	1.10	1.80	(30.45)	(29.69)
2021	324,610	2.20	2.29	732,748	-	1.10	1.80	10.70	11.48
Neuberger Berman AMT Quality Equity Portfolio (a)
2025	7,460,278	2.10	2.23	16,153,483	-	0.90	1.80	11.11	12.63
2024	9,382,571	1.88	1.98	18,147,096	-	0.90	1.80	22.88	24.53
2023	15,023,754	1.53	1.59	23,449,222	0.08	0.90	1.80	24.39	25.20
2022	17,281,542	1.23	1.27	21,596,374	0.12	0.90	1.80	(20.13)	(19.11)
2021	20,166,638	1.54	1.57	31,394,439	0.17	0.90	1.80	20.95	22.05
PIMCO CommodityReal Return® Strategy Portfolio
2025	9,603,103	0.76	0.91	8,077,276	2.70	0.90	1.80	15.15	18.31
2024	11,872,950	0.66	0.78	8,527,318	2.02	0.90	1.80	1.39	4.00
2023	14,780,124	0.64	0.75	10,344,488	15.58	0.90	1.80	(9.86)	(9.64)
2022	14,753,767	0.71	0.83	11,367,598	21.35	0.90	1.80	7.58	7.79
2021	22,596,847	0.66	0.77	16,214,114	4.06	0.90	1.80	30.72	31.92

(a) Name change. See Note 2.

47

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO Real Return Portfolio
2025	341,504	1.40	1.68	535,615	3.21	0.90	1.80	5.26	7.01
2024	392,073	1.33	1.57	578,029	2.59	0.90	1.80	-	0.76
2023	484,192	1.32	1.56	706,825	2.91	0.90	1.80	1.54	2.63
2022	739,785	1.30	1.52	1,049,042	6.89	0.90	1.80	(13.91)	(12.64)
2021	805,838	1.51	1.74	1,312,934	4.83	0.90	1.80	3.58	4.53
PIMCO Total Return Portfolio
2025	1,049,259	1.44	1.77	1,707,328	4.01	0.90	1.95	6.29	8.05
2024	1,174,894	1.35	1.64	1,775,388	3.92	0.90	1.95	0.68	1.42
2023	1,581,605	1.34	1.62	2,344,741	3.48	0.90	1.95	3.88	5.19
2022	1,833,265	1.29	1.54	2,597,015	2.48	0.90	1.95	(16.23)	(15.38)
2021	2,346,873	1.54	1.82	3,962,933	1.72	0.90	1.95	(3.29)	(2.25)
Rydex VT Inverse Government Long Bond Strategy Fund
2025	253,865	0.29	0.35	77,994	7.09	0.90	1.80	-	3.13
2024	254,230	0.28	0.35	77,886	3.98	0.90	1.95	13.79	16.67
2023	313,025	0.24	0.30	82,707	-	0.90	1.95	-	3.45
2022	400,354	0.24	0.29	105,487	-	0.90	1.95	41.18	45.00
2021	542,156	0.17	0.20	99,149	-	0.90	1.95	(1.00)	0.06
Rydex VT Nova Fund
2025	13,706	9.37	11.51	140,921	-	0.90	1.80	18.61	19.77
2024	20,202	7.64	9.61	180,499	-	0.90	1.95	30.15	31.46
2023	29,945	5.87	7.31	199,521	-	0.90	1.95	32.51	33.88
2022	28,471	4.43	5.46	142,755	0.44	0.90	1.95	(31.64)	(30.89)
2021	30,565	6.48	7.90	222,017	0.26	0.90	1.95	39.42	40.91
Templeton Developing Markets VIP Fund
2025	340,761	1.66	8.63	955,929	0.56	0.90	1.95	43.20	44.93
2024	429,930	1.15	5.96	922,971	4.30	0.90	1.95	5.22	6.81
2023	692,121	1.12	5.58	1,346,651	2.08	0.90	1.95	10.89	11.60
2022	742,744	1.01	5.00	1,305,359	2.59	0.90	1.95	(23.48)	(22.72)
2021	790,050	1.32	6.47	1,791,733	0.90	0.90	1.95	(7.58)	(6.59)

48

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Templeton Foreign VIP Fund
2025	755,571	1.41	5.16	2,621,927	2.34	0.90	1.95	26.59	27.91
2024	948,227	1.11	4.04	2,700,788	2.51	0.90	1.95	(2.97)	(1.77)
2023	1,213,000	3.41	3.76	3,514,784	3.25	0.90	1.95	18.40	19.75
2022	1,456,317	2.88	3.14	3,536,760	3.10	0.90	1.95	(9.43)	(8.45)
2021	1,651,615	3.18	3.43	4,409,552	1.86	0.90	1.95	2.13	3.22
Templeton Growth VIP Fund
2025	3,151,663	1.61	6.95	7,778,932	0.89	0.90	1.95	21.26	22.90
2024	4,340,807	1.31	5.67	8,619,992	0.96	0.90	1.95	3.09	4.61
2023	5,814,424	3.69	5.42	11,391,264	3.29	0.90	1.95	18.65	19.91
2022	7,228,066	3.11	4.52	11,935,997	0.16	0.90	1.95	(13.13)	(12.40)
2021‡	8,616,547	3.58	5.16	15,973,008	1.10	0.90	1.95	2.83	3.93
TVST Touchstone Balanced Fund
2025	182,874	2.80	3.40	580,563	1.86	0.90	1.95	12.00	13.33
2024	240,432	2.50	3.00	672,299	1.27	0.90	1.95	11.30	12.40
2023	486,513	2.24	2.67	1,207,540	1.43	0.90	1.95	16.06	17.62
2022	490,643	1.93	2.27	1,028,791	0.45	0.90	1.95	(17.52)	(16.54)
2021	537,702	2.34	2.72	1,363,825	0.22	0.90	1.95	14.79	16.02
TVST Touchstone Bond Fund
2025	5,545,143	1.30	1.54	7,889,552	3.82	0.90	1.80	5.47	6.94
2024	6,399,763	1.23	1.44	8,573,705	4.61	0.90	1.80	-	1.52
2023	8,321,526	1.23	1.43	11,059,936	4.53	0.90	1.80	4.24	5.15
2022	9,220,082	1.18	1.36	11,705,009	1.94	0.90	1.80	(15.71)	(14.47)
2021	10,180,857	1.40	1.59	15,193,369	2.54	0.90	1.80	(2.98)	(2.09)
TVST Touchstone Common Stock Fund
2025	6,560,376	4.71	5.57	33,713,342	0.49	0.90	1.80	15.57	16.77
2024	8,391,838	4.07	4.77	37,087,307	0.52	0.90	1.80	19.35	20.45
2023	12,981,359	3.41	3.96	47,842,898	0.41	0.90	1.80	24.45	25.71
2022	15,274,399	2.74	3.15	45,040,553	0.38	0.90	1.80	(19.17)	(18.60)
2021	17,964,337	3.39	3.87	65,174,465	0.51	0.90	1.80	25.55	26.70

49

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

TVST Touchstone Small Company Fund
2025	1,233,050	3.68	4.35	4,958,021	0.19	0.90	1.80	7.60	8.75
2024	1,554,055	3.42	4.00	5,773,623	0.36	0.90	1.80	11.65	12.68
2023	2,252,276	3.06	3.55	7,451,202	0.22	0.90	1.80	14.61	15.26
2022	2,584,028	2.67	3.08	7,429,128	0.03	0.90	1.80	(16.04)	(15.15)
2021	3,021,873	3.18	3.63	10,300,501	0.06	0.90	1.80	21.94	23.06
Virtus Duff & Phelps Real Estate Securities Series
2025	3,275,706	2.20	21.33	13,785,654	2.52	0.90	1.95	(1.20)	(0.14)
2024	3,905,966	2.22	21.36	16,603,442	1.64	0.90	1.95	8.69	9.90
2023	5,444,944	10.70	19.44	21,939,135	2.17	0.90	1.95	8.85	10.08
2022	5,504,857	9.83	17.66	20,718,454	0.92	0.90	1.95	(27.51)	(26.78)
2021	6,731,467	13.56	24.12	34,075,994	0.69	0.90	1.95	43.57	45.10
Virtus KAR Capital Growth Series
2025	4,371,509	4.13	9.52	25,389,165	-	0.90	1.95	4.88	6.03
2024	5,202,250	3.91	9.00	28,893,560	-	0.90	1.95	23.66	25.16
2023	6,984,822	5.96	4.77	31,223,199	-	0.90	1.95	32.15	33.24
2022	7,771,022	4.51	3.58	26,189,420	-	0.90	1.95	(37.36)	(36.64)
2021	8,460,690	7.20	5.65	44,995,935	-	0.90	1.95	9.95	11.13
Virtus KAR Enhanced Core Equity Series
2025	3,639,658	2.67	7.57	19,354,064	1.81	0.90	2.25	11.58	12.80
2024	4,467,885	2.38	6.72	21,545,303	2.62	0.90	2.25	7.02	8.76
2023	6,127,369	2.42	5.82	27,666,129	2.99	0.90	2.25	(0.82)	0.52
2022	6,731,769	2.44	5.79	30,354,890	2.38	0.90	2.25	(4.69)	(3.18)
2021	7,892,623	2.56	5.98	36,751,846	2.20	0.90	2.25	14.75	16.33
Virtus KAR Small-Cap Growth Series
2025	711,222	3.59	17.83	11,468,658	-	0.90	1.95	(24.13)	(23.31)
2024	872,173	4.70	23.25	17,876,673	-	0.90	1.95	7.57	8.75
2023	1,254,151	17.03	21.38	24,017,550	-	0.90	1.95	17.37	18.65
2022	1,409,497	14.51	18.02	22,730,782	-	0.90	1.95	(31.69)	(30.98)
2021	1,542,501	21.24	26.11	35,984,482	-	0.90	1.95	2.94	4.04

50

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Virtus KAR Small-Cap Value Series
2025	3,984,018	2.27	13.09	17,553,371	0.29	0.90	1.95	(6.35)	(5.35)
2024	4,650,551	2.41	13.83	22,195,996	0.48	0.90	1.95	7.77	8.98
2023	6,821,317	8.62	12.69	31,059,975	0.53	0.90	1.95	16.80	18.05
2022	7,437,147	7.38	10.75	29,007,228	0.20	0.90	1.95	(25.60)	(24.83)
2021	7,975,107	9.92	14.30	41,997,589	0.11	0.90	1.95	17.39	18.64
Virtus Newfleet Multi-Sector Intermediate Bond Series
2025	7,483,455	1.90	6.76	20,523,553	4.86	0.90	1.95	5.54	6.62
2024	8,930,995	1.79	6.34	23,562,238	4.77	0.90	1.95	3.75	4.97
2023	12,153,517	4.17	6.04	31,116,377	4.52	0.90	1.95	6.65	7.86
2022	13,775,770	3.91	5.60	33,095,950	3.16	0.90	1.95	(11.34)	(10.40)
2021‡	15,899,593	4.41	6.25	43,588,322	2.80	0.90	1.95	(0.90)	0.16
Virtus SGA International Growth Series
2025	21,980,712	1.23	5.52	45,033,720	0.17	0.90	1.80	7.14	8.55
2024	25,377,719	1.14	5.11	48,590,321	0.22	0.90	1.85	(7.61)	(6.51)
2023	33,298,942	4.63	4.15	69,505,236	0.10	0.90	1.85	16.04	16.90
2022	38,761,886	3.99	3.55	69,520,331	-	0.90	1.85	(20.20)	(19.32)
2021	40,789,353	5.00	4.40	91,928,995	-	0.90	1.85	6.32	7.35
Virtus VIT Tactical Allocation Series (a)
2025	1,234,793	2.48	7.58	7,145,356	1.89	0.90	1.95	4.86	5.87
2024	1,642,302	2.29	7.16	8,952,048	1.84	0.90	1.95	11.50	12.76
2023	2,165,650	4.61	6.35	10,532,271	1.12	0.90	1.95	19.74	21.18
2022	2,449,296	3.85	5.24	9,875,730	0.24	0.90	1.95	(31.86)	(31.23)
2021‡	2,694,592	5.65	7.62	15,868,335	0.38	0.90	1.95	5.48	6.60

(a) Name change. See Note 2.

(‡) For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality

51

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

52

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To Those Charged with Governance of PHL Variable Insurance Company and

Contract Owners of PHL Variable Accumulation Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise PHL Variable Accumulation Account (the Subaccounts) as of December 31, 2025, the related statements of operations and change in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2025, the results of their operations and changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Subaccounts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more PHL Variable Insurance Company's separate accounts since 2015.

Boston, Massachusetts
April 14, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

53

Appendix

PHL Variable Accumulation Account

AB VPS Balanced Hedged Allocation Portfolio

Alger Capital Appreciation Portfolio

Columbia Variable Portfolio – Acorn Fund(1)

Columbia Variable Portfolio – Acorn International Fund(1)

CVT VP S&P MidCap 400 Index Portfolio (1)

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II

Federated Hermes High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Investment Grade Bond Portfolio

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

FTVIP Franklin DynaTech Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Discovery Large Cap Fund(1)

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Fund

Invesco V.I. Main Street Mid Cap Fund®

Invesco V.I. Main Street Small Cap Fund®

Lazard Retirement US Small Cap Equity Select Portfolio (1)

Lord Abbett Series Fund Bond Debenture Portfolio

Lord Abbett Series Fund Growth and Income Portfolio

Lord Abbett Series Fund Mid Cap Stock Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

Neuberger Berman AMT Quality Equity Portfolio(1)

PIMCO CommodityReal Return® Strategy Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Rydex VT Inverse Government Long Bond Strategy Fund

Rydex VT Nova Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

54

TVST Touchstone Balanced Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus Duff & Phelps Real Estate Securities Series

Virtus KAR Capital Growth Series

Virtus KAR Enhanced Core Equity Series

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Value Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus SGA International Growth Series

Virtus VIT Tactical Allocation Series (1)

(1) See Note 2 to the financial statements for the former name of the subaccount.

55